PROJECT SPADE

CONFIDENTIAL

06.14.07

PRESENTATION TO THE FIANANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF

Member NASD/SIPC

Mergers & Acquisitions   |   Fairness Opinions & Valuations   |   Restructuring   |   Capital Raising   |   Financial Advisory

4400 Biscayne Blvd., 14th Floor   •   Miami, Florida 33137   •   Phone 305-446-2026   •   Fax 305-446-2926   •   www.capitalinklc.com

PROJECT SPADE

CONFIDENTIAL

 CAPITALINK DISCLAIMER

This presentation and its analyses are only for use by the Finance Committee of the Board of Directors of Spear and Jackson, Inc. (“Spear” or the “Company”) and are not intended to, nor should they be, relied upon by any other party, including the stockholders of Spear.  Capitalink does not express any opinion as to the underlying valuation or future performance of Spear or the price at which Spear’s securities might trade at any time in the future.  The consent of Capitalink is required prior to the disclosure to any third party of this presentation, its analyses, or of the assessments made by Capitalink.  These materials are based solely on information contained in publicly available documents and certain other information provided to Capitalink by Spear management.  Capitalink has not attempted to investigate or verify the accuracy or completeness of such publicly available information or other information provided to Capitalink.  Capitalink has relied upon the accuracy and completeness of such publicly available information and other information supplied to Capitalink.  To the extent that such information includes estimates (including current pension obligations) and forecasts of future financial performance prepared by or reviewed with Spear management or obtained from public sources, Capitalink has assumed such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management.

These materials are being furnished, and should be considered only in connection with, the oral presentation being provided by Capitalink in connection herewith.

Neither Capitalink nor its principals beneficially own any interest in either Spear or UPI.  Further, Capitalink has not previously provided, nor are there any pending agreements to provide, any other services to either company.

In the ordinary course of business, Capitalink’s affiliate Ladenburg Thalmann & Co. Inc. (“Ladenburg”), certain of Ladenburg’s affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, Spear, any other party that may be involved in the Transaction and their respective affiliates.

PROJECT SPADE

CONFIDENTIAL

 TABLE OF CONTENTS

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

GLOSSARY OF TERMS

CAGR	Compound average growth rate
CY	Calendar Year
EBIT	Earnings before interest and taxes
EBITDA	Earnings before interest, taxes, depreciation and amortization
EPS	Earnings per share
EV	Enterprise value
FY	Fiscal year
ITM	In the money
LFY	Latest fiscal year
LTM	Latest twelve months
MV	Market value
MRQ	Most recent quarter
SEC	Securities and Exchange Commission
TIC	Total invested capital
WACC	Weighted average cost of capital

PROJECT SPADE

CONFIDENTIAL

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

INTRODUCTION

Transaction

•

UPI, a publicly listed Hong Kong based company and the largest shareholder of Spear, is seeking to acquire the remaining shares of Spear that it does not own in a going-private merger transaction.

•

UPI owns approximately 3.54 million shares of Spear common stock or 61.8% of the total shares outstanding.

•

Following the completion of the Transaction, Spear will become a private company and there will be no public market for its shares of common stock.

Consideration	• Consideration per share of $1.96 in cash. • Represents an aggregate cash payment of approximately $4.3 million to Spear’s non-UPI stockholders (the “Non-Affiliated Stockholders”).

Transaction Rationale

•

Spear stockholders are unable to benefit fully from public company status due to limited liquidity and micro-cap classification resulting in issues relating to:

o

Shareholders ability to move into or out of large positions.

o

Spear’s ability to use shares for acquisitions and raise capital in public markets.

o

Spear’s attractiveness as an investment vehicle for institutional investors.

•

Maintaining the status quo and continuing to bear public company costs does not present significant tangible benefits.

•

Public company costs are high:

o

Costs associated with retaining public status, servicing shareholders and continuing public communication.

o

Additional costs related to Section 404 compliance of Sarbanes-Oxley, increasing D&O insurance expenses and audit costs.

•

Time demands on management and employees associated with public status are significant:

o

Investor relations and communications.

o

Preparing public reports, filings, press releases and Regulation FD compliance.

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

INTRODUCTION

Transaction Benefits

•

Non-affiliated stockholders of Spear will be able to be cashed out at a price which represents a significant premium over Spear’s historical share price range, without paying a commission.

•

Limits the dissemination of certain business information to Spear’s competitors, vendors, customers and other interested parties, which could potentially be detrimental to the Company.

•

Reduces direct and indirect costs.

•

Saves management and employee time.

Capitalink Assignment

•

The Finance Committee of the Board of Directors of Spear has retained Capitalink, L.C. to render an opinion as to whether, on the date of such opinion, the Consideration per share is fair, from a financial point of view, to the non-affiliated stockholders of Spear.

•

The amount of the Consideration per share was determined pursuant to negotiations between Spear’s Finance Committee and representatives of UPI and not pursuant to recommendations of Capitalink.

•

For purposes of preparing its opinion, Capitalink utilized estimates provided by Spear management, of Spear’s current pension obligation and its impact on Spear’s future cash flow.

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

INTRODUCTION

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

TRANSACTION BACKGROUND

•

In July of 2006, UPI acquired a 61.8% interest in the Company from Jacuzzi Brands and its subsidiary USI American Holdings, Inc., for approximately $4.96 million or $1.40 per share.

•

As a condition of the share purchase agreement, UPI agreed that neither it nor any of its affiliates will purchase any additional common stock during the period from the signing of the stock purchase agreement through one year following the closing (i.e. July 28, 2007) at a price less than $1.40 per share.

•

In January 2007, Brian Beazer, the then Chairman of Spear, indicated that he is expecting to receive a merger proposal from a UPI nominated subsidiary.

•

On February 8, 2007, the Finance Committee retained Capitalink to issue a fairness opinion on any potential transaction with UPI.

•

On April 17, 2007, Spear appointed a new director, Preston Jones, who would also sit on the Finance Committee to review the UPI transaction.

•

On May 15, 2007, Spear received an offer from UPI to acquire the remaining outstanding shares of common stock that they did not presently own for $1.483 per share in cash.

•

On May 18, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting and discussion with a representative from PWC with respect to the issues relating to Spear’s pension liability.

•

On May 23, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting to discuss the proposed offer, and reviewed concerns relating to the valuation of Spear and the current estimate of the pension liability obligations.

•

On May 25, 2007, the Board of Directors convened to discuss the status of negotiations and the various issues and hurdles related to the valuation, the pension plan, and various regulatory issues inherent with the Transaction.

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

TRANSACTION BACKGROUND

•

On May 31, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting with representatives from UPI to discuss the proposed offer and the concerns relating to determining the most current estimate of Spear’s pension liability obligations.

•

Also on May 31, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting to discuss the offer from UPI.  The Finance committee concluded that such the offer was not sufficient.  Mr. Jones indicated he would discuss these issue with Mr. Clark.

•

In early June, 2007, Messrs Jones and Beazer had a brief conversation to discuss the issues with respect to the UPI offer, and advised Mr. Jones to have further discussions with Mr. Clark.

•

In early June 2007, Messrs Jones and Clark discussed the proposed transaction and the Finance Committee’s concerns with the $1.483 offer price.  As a result of those conversations, Mr. Clark verbally indicated that UPI would be willing to raise its offer to $1.75 per share and UPI may be convinced to go up to $1.80.

•

On June 4, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting to discuss the updated verbal offer from UPI.  The Finance Committee concluded that such an offer was still not sufficient.  Mr. Jones indicated he would continue discussions with Mr. Clark.

•

On June 8, 2007, Messrs Jones and Clark discussed the proposed transaction and the Finance Committee’s concerns with the verbally revised offer price.  As a result of those conversations, Mr. Clark verbally indicated that UPI was willing to raise its offer to $1.90.

•

On June 11, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting to discuss conversations and the updated verbal offer from UPI.  The Finance Committee concluded that an offer of $1.96 would be sufficient to recommend to stockholders.  Mr. Jones indicated he would continue discussions with Mr. Clark.

•

On June 12, 2007, Mr. Jones had a conversation with Mr. Clark and discussed how the current verbal offer of $1.90 was not sufficient.

PROJECT SPADE

CONFIDENTIAL

TRANSACTION OVERVIEW

TRANSACTION BACKGROUND

•

On June 13, 2007, the Finance Committee, its legal counsel and Capitalink had a telephonic meeting with UPI and legal counsel to discuss the valuation of Spear.  After lengthy discussions, Mr. Clark verbally indicated that UPI was willing to raise its offer to $1.96 per share.

PROJECT SPADE

CONFIDENTIAL

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

SPEAR OVERVIEW

INTRODUCTION

•

Spear was incorporated under the name Megapro Tools, Inc. on December 17, 1998 in Nevada.

•

The Company operates as a manufacturer and distributor of a broad line of hand tools, lawn and garden tools, industrial magnets and metrology tools.  The products are manufactured and distributed under various brand names including Spear & Jackson, Neill, Bowers, Coventry Gauge, CV, Robert Sorby, Moore Wright, Eclipse, Elliot Lucas and Tyzack, and are sold throughout the United Kingdom, Europe, Australia, North and South America, Asia and the Far East.  Prior to September 30, 2003 the Company also operated a screwdriver division.

•

The three principal business divisions are:

o

Hand & Garden Tools (consists of S&J Garden Tools and Neill Tools) – Manufactures a range of non-powered hand hacksaws, hacksaw blades, hacksaw frames, builders’ tools, riveter guns, wood saws and lawn, garden and agricultural tools.  Neill Tools also offers hand power tools and electric garden tools as of 2005.

o

Eclipse Magnetics Division (operates under the umbrella of Neill Tools) – Offers magnetic tools, permanent magnets, magnetic chunks and turnkey magnetic systems.  Additionally, Eclipse Magnetics engages in the trading of other magnetic material and component parts and is involved in applied magnetics and supplies separators, conveyors, lifting equipment and other material handling solutions.

o

Metrology Division (consists of Moore & Wright, Coventry Gauge & Bowers Metrology Group) – Manufactures low technology measuring tools including squares and rulers, calipers and dividers, micrometers and hand held gauges for checking the threads, diameters and tapers of machined components.  The Metrology Division also manufactures high specification metrology instruments including precision bore gauges and universal gauges and hardness testing equipment.  In December 2004, Bowers was granted the European distribution rights for a line of premier portable hardness testers and in 2005, established Bowers Eclipse Shanghai Equipment Limited, an allied manufacturing, quality control and distribution center in Shanghai.

PROJECT SPADE

CONFIDENTIAL

SPEAR OVERVIEW

INTRODUCTION

•

The Company also operates under Robert Sorby and manufactures hand held woodworking tools and complementary products with strong aesthetic appeal.

•

On August 23, 2002, USI Mayfair Limited, a wholly-owned subsidiary of USI Global Corp., Megapro Tools, and S and J Acquisitions Corp. executed a stock purchase agreement to acquire all of the shares of Spear & Jackson and its affiliate, Bowers Group plc for approximately 3.5 million shares and promissory notes.  Concurrently, Megapro closed a Private Placement in which it agreed to issue approximately six million shares of common stock to PNC Tool Holdings in exchange for $2 million.  Subsequently, on November 7, 2002, the Company changed its name from Megapro Tools to Spear & Jackson.

•

In April 2004, the SEC filed suit against the Company and Mr. Dennis Crowley, its then current CEO/Chairman, alleging violations with respect to the SEC’s registration, anti-fraud and reporting provisions.  These allegations arose from the alleged failure of Mr. Crowley to accurately report his ownership of the Company’s stock, and his alleged manipulation of the price of the Company’s stock through dissemination of false information, allowing him to profit from sales of stock through nominee accounts.

•

As a further measure, the U.S. District Court for the Southern District of Florida appointed a Corporate Monitor to oversee the Company’s operations.  Monitoring by the Corporate Monitor was subsequently cancelled in January 2007.

•

On September 28, 2004, Mr. Crowley signed a Consent to Final Judgment of Permanent Judgment with the SEC, without admitting or denying the allegations included in the Complaint, which required disgorgement and payment of approximately $6.0 million.  No disgorgement or civil penalties were sought from, or ordered to be paid by the Company.

•

During 2005, two additional litigation suits were brought against the Company, alleging essentially the same claims as the SEC suit discussed above.  During 2006, the Company entered into settlement agreements with both suits, requiring payment of $0.65 million in the first suit, and by agreeing to certain change to corporate governance procedures and the payment of up to $75,000 in legal fees in the second suit.

PROJECT SPADE

CONFIDENTIAL

SPEAR OVERVIEW

INTRODUCTION

•

In March of 2006, UPI acquired a 61.8% interest in the Company from Jacuzzi Brands and its subsidiary USI American Holdings, Inc., for approximately $4.96 million or $1.40 per share.  As a condition of the share purchase agreement, UPI agreed that neither it nor any of its affiliates will purchase any additional common stock during the period from the signing of the stock purchase agreement through one year following the closing, at a price less than $1.40 per share.

•

The majority of sales are to industrial, commercial and retail markets in the United Kingdom, with Europe and Australasia also contributing a significant amount.  Sales of the garden tool products are typically sold to industrial catalogs, hardware stores, garden centers and multiple retailers and are seasonal and typically experience a peak in the early part of the Company’s third quarter when customers in the northern hemisphere prepare for the start of the spring gardening season.  The majority of sales of magnetic products and precision laboratory based measuring machines are typically sold direct to the end user.

•

Approximately 43.6% of revenue was attributable to the sale of non-manufactured, factored products that were sourced from external suppliers in 2006.

•

The Company currently has approval for six patents that are registered in the U.K., Canada and Taiwan, in addition to, 373 trademarks and 42 designs registered throughout the world.

•

The Company is headquartered in Sheffield, England and had 589 employees as of September 30, 2006.

•

William Fletcher serves as the Acting Chief Executive Officer of the Company and Patrick Dyson serves as the Company’s Chief Financial Officer.

•

The Company trades on the OTCPK under symbol SJCK.

PROJECT SPADE

CONFIDENTIAL

SPEAR OVERVIEW

INDUSTRY OVERVIEW

•

Each of the Company’s divisions operates in mature sectors and faces extremely competitive market conditions.  An influx of low-cost Far Eastern and third world imports has exacerbated the situation for the Company.

•

The hand and garden tools division faces competition from established companies including Stanley Works, Fiskars and Ames/True Temper, as well as, from low-cost Far-Eastern imitations.  A shift in the customer profile in the U.K. from specialized tool distributors to large Do-It-Yourself retailers, a trend toward Far-Eastern products and brand equity dilution due to lower levels of marketing and advertising has placed increasing pressure on the Company.  In New Zealand and Australia, significant pricing pressures have been exerted through the increased availability of tools manufactured from within the Pacific Rim.

•

The metrology division faces competition from larger established companies such as Mitutoyo.  While Bowers is recognized as a global leader in the precision bore gauge market, its heavy reliance on the North American economy, combined with the threat of low priced Chinese imports and the decline in the availability of high-skilled engineers in the U.K., have geared the Company’s product line towards the high technology market segment.

•

The Eclipse Magnetics division also faces significant competition from Europe and the Far East, although the division has been able to remain competitive by offering quality, high-standard products at competitive prices.

•

The Robert Sorby division, a world leader in turning tools, competes with other companies including Henry Taylor Tools and Pfeil.  The division seeks to differentiate itself from the mass produced Do-It-Yourself woodworking tools through quality, design and brands.

PROJECT SPADE

CONFIDENTIAL

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

SPEAR PERFORMANCE

FINANCIAL REVIEW

•

Capitalink reviewed Spear’s historical financial data for the five years ended September 30, 2006 and the six months ended March 31, 2007.  Capitalink also reviewed the projected information for the five years ending September 30, 2011.

•

Capitalink views unfunded liabilities relating to defined benefit pension plans and retiree medical plans as debt-like in nature.  By accepting a portion of their compensation on a deferred basis, the employees essentially become creditors of the company and such payments represent a call on future cash flows.  In determining the amount of the liability, Capitalink utilized the projected benefit obligations in excess of plan assets (“PBO”) on an after-tax basis, using Spear’s marginal tax rate.

•

Over the next few months, Spear management, the Pension Fund Trustee and Spear’s pension advisors, PWC, will be in discussions to determine the balance of the unfunded pension liability in a triennial plan review process.  The discussions will also determine the amount of the “catch-up” payments required for Spear to “make-good” their pension fund deficit over the next few years.  If no such agreement can be reached, the prior agreement requires Spear to begin making annual contributions of £4.0 million.

•

Capitalink noted the following with respect to Spear’s historical performance:

○

Revenue has remained stable over the past three years between approximately $97.0 million and approximately $100.7 million.

○

Despite a history of generating positive EBITDA margins, Spear generated approximately $3.6 million in EBITDA losses in FY2006.  These losses were primarily due to increased FAS 87 pension costs, additional one-times expenses related to the new Chinese facility and adverse currency exchange fluctuations.

○

In FY2005 and FY2006, Spear, as part of the restructuring of their manufacturing operations, sold their industrial site at St. Paul’s Road, Wednesbury, England and its warehouse and office facility in Boca Raton, Florida, for a combined $13.4 million.

○

As of March 31, 2007, Spear had no interest bearing debt outstanding and cash of approximately $7.2 million.  Based on discussions with Spear management, the Company also has an estimated $41.9 million

PROJECT SPADE

CONFIDENTIAL

SPEAR PERFORMANCE

FINANCIAL REVIEW

(GBP 21.3 million) in unfunded pension liabilities, or $29.4 million after tax.  This was based on Spear management’s latest estimate of the projected benefit obligation in excess of plan assets.

•

Capitalink noted the following with respect to Spear’s projected performance:

○

Revenue is expected to increase to approximately $127.9 million by 2011, which represents a CAGR of 5.7% between FY2007 and FY2011.  Management believes the increase in sales is conservative and are due to the development of the China business and to sustainable price increases.

○

EBITDA is expected to improve from approximately negative $3.6 million in FY2006 to approximately $2.1 million in FY2007.  By 2011, EBITDA is projected to reach approximately $10.0 million with a 7.8% EBITDA margin.  The initial improvement in EBITDA is expected to be derived from the turnaround arising from the restructuring of the UK manufacturing operations.  In addition, the UK manufacture of garden products is expected to be further migrated to areas of low cost manufacturing in India and China, in order to achieve gross margin improvements through the sourcing of key product lines.

○

FAS 87 pension costs are expected to remain high at approximately $8.2 million and $6.8 million for FY2007 and FY2008, in order to help reduce the significant unfunded pension liability balance.

PROJECT SPADE

CONFIDENTIAL

SPEAR PERFORMANCE

FINANCIAL REVIEW

PROJECT SPADE

CONFIDENTIAL

SPEAR PERFORMANCE

FINANCIAL REVIEW

PROJECT SPADE

CONFIDENTIAL

SPEAR PERFORMANCE

FINANCIAL REVIEW

Selected Normalized Financial Graphs

($ in thousands)

Total Revenue
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
FY02
FY03
FY04
FY05
FY06
LTM07
FY07P
FY08P
FY09P
FY10P
FY11P

Gross Profit Margin
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY02
FY03
FY04
FY05
FY06
LTM07
FY07P
FY08P
FY09P
FY10P
FY11P

Normalized EBITDA Margin
120%
100%
80%
60%
40%
20%
0.0%
-20%
-40%
FY02
FY03
FY04
FY05
FY06
LTM07
FY07P
FY08P
FY09P
FY10P
FY11P

Total Revenue Growth
140%
120%
100%
80%
60%
40%
20%
0.0%
-20%
-40%
FY03
FY04
FY05
FY06
LTM07
FY07P
FY08P
FY09P
FY10P
FY11P

Normalized EBITDA Growth
400.0%
300.0%
200.0%
100.0%
0.0%
-100.0%
-200.0%
FY03
FY04
FY05
FY06
LTM07
FY07P
FY08P
FY09P
FY10P
FY11P

Total Debt (Debt & Unfunded Pension Liability)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY02
FY03
FY04
FY05
FY06
LTM07

Sources of information: Company financial statements and management.

PROJECT SPADE

CONFIDENTIAL

 SPEAR PERFORMANCE

MARKET PERFORMANCE REVIEW

•

Capitalink reviewed the daily closing market price and trading volume of Spear’s common stock for two periods prior to May 15, 2007, the announcement date of the Transaction:

o

Twenty-four month period ended May 14, 2007.

o

Twelve month period ended May 14, 2007.

•

Capitalink compared the daily closing market price performance of the Company’s common stock for the twenty-four month and twelve month period to the comparable companies, and the Russell 3000 Index.

•

Capitalink calculated total trading volumes at various closing price ranges of the Company’s common stock.  In addition, the number of trading days, and the respective percentages, at certain trading volumes, was set forth.

PROJECT SPADE

CONFIDENTIAL

 SPEAR PERFORMANCE

MARKET PERFORMANCE REVIEW

Market Performance

Closing Price & Trading Volume	Relative Performance

12 Months - May 11, 2006 to May 18, 2007

High $ 1.4000
Mean $ 1.1114
Bid $ 1.0200
Mean Vol. 2,567
Low $ 0.9300
Median $ 1.0800
Ask $ 1.2200
Median Vol. 500

Spear -20.3%
Russell 3000 Index 14.3%
Comparables 9.2%
S&P 100 Index 15.9%

24 Months - May 10, 2005 to May 14, 2007

High $ 1.7300
Mean $ 1.1367
Bid $ 1.0200
Mean Vol. 3,774
Low $ 0.9300
Median $ 1.1000
Ask $ 1.3300
Median Vol. 600

Spear -24.4%
Russell 3000 Index 30.8%
Comparables 39.3%
S&P 100 Index 24.2%

Sources of information: FT.com via Capital IQ

Mean market capitalization weighted price of DHR, BDK, SWK, SNA, HLSE:PISAS, SCR, SEHK:387

PROJECT SPADE

CONFIDENTIAL

 SPEAR PERFORMANCE

MARKET PERFORMANCE REVIEW

Volume and Trading Size

Number of Trading Days per Pricing Range:	Cummulative Volume at each Price	Trading Volume Ranges as a % of Total Volume

12 Months - May 11, 2006 to May 14, 2007

24 Months - May 10, 2005 to May 14, 2007

Sources of information: FT.com via Capital IQ

PROJECT SPADE

CONFIDENTIAL

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

METHODOLOGIES

•

Based upon a review of the historical financial data and certain other qualitative data for Spear, Capitalink utilized several valuation methodologies to determine a range of values.

•

Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support its valuation ranges and its opinion that the Consideration per share is fair, from a financial point of view, to Spear’s Non-Affiliated Stockholders.

•

Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that the analyses, taken as a whole, supported its determination.  Accordingly, the analyses must be considered as a whole and selecting portions of analyses or the factors considered, without considering all analyses and factors collectively, could create an incomplete and incorrect view of the process underlying the analyses in connection with the valuation ranges and with the preparation of the fairness opinion.

•

Instruction 2 to Item 1014 of SEC Regulation MA refers to factors that are important in determining the fairness of a transaction to unaffiliated security holders and the weight, if any, that should be given to them in a particular context will vary.  The factors will include, among others, whether the consideration offered to unaffiliated security holders constitutes fair value in relation to:

(ii) Current market prices	(ii) Historical market prices
(iv) Net book value	(iv) Going concern value
(vi) Liquidation value	(vi) Purchase prices paid in previous purchases
(viii) Any report, opinion or appraisal	(viii) Firm offers of which the subject company or affiliate is aware made by an unaffiliated persons during the past two years.

•

Capitalink noted that its presentation addresses and takes into account all of the above factors with the exception of (iii) and (v). Capitalink determined that neither a net book value analysis nor a liquidation analysis (factors (iii) and (v)) would derive an indicated value in excess of going concern value and therefore such analyses were not warranted.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

VALUATION SUMMARY

Indicated Value Range Summary

($ and GBP in thousands, except per share)

Consideration Per Share $1.96
Discounted Cash Flow Analysis
Comparable Company Analysis
Comparable Transaction Analysis
Indicated Value Range (Rounded)
Acquisition Premiums Review
12 Mth (Pre-Announcement) Trading Range
$-
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$3.25
$3.50

	Enterprise Value [1]			Equity Value [2]			Equity Value per Share [3]			Weighting
Discounted Cash Flow Analysis	$ 32,600	-	$ 37,000	$ 10,500	-	$ 14,900	$ 1.80	-	$ 2.60	33.4%
Comparable Company Analysis	$ 30,300	-	$ 35,300	$ 8,100	-	$ 13,100	$ 1.40	-	$ 2.30	33.3%
Comparable Transaction Analysis	$ 31,200	-	$ 34,500	$ 9,100	-	$ 12,400	$ 1.60	-	$ 2.20	33.3%
Indicated Value Range (Rounded)	**$ 31,400**	-	**$ 35,600**	**$ 9,200**	-	**$ 13,500**	**$ 1.60**	-	**$ 2.37**	

(1) Please reference the appropriate Analysis for further discussion and sources of information
(2) Based on net debt of $22,145 including cash of $7,205 and unfunded pension liabilities of $41,929 (GBP 21,300), or $29,350 after tax
(3) Based on 5,736 shares outstanding

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS

•

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.  Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

•

While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

•

Capitalink utilized the forecasts provided by Spear management which project an increase in revenue from FY2006 to FY2011 from approximately $96.9 million to approximately $127.9 million, respectively (representing a CAGR of 5.7%).

•

In calculating the free cash flows of the Company, Capitalink also removed the estimated portion of the periodic pension expense that specifically relates to the “catching-up” of the unfunded pension liability.  This adjustment ensures the analysis correctly accounts for the unfunded pension liability only once (i.e., with the inclusion of the liability as part of net debt).

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS

Free Cash Flow Projections

($ in thousands)

	Historical		Projected					
	FYE	6 ME	6 ME	FYE Sep 30				
	Sep-06	Mar-07	Sep-07	2007	2008	2009	2010	2011
Free Cash Flows								
Revenue	**$96,993**	**$53,985**	**$55,428**	**$109,413**	**$113,790**	**$118,341**	**$123,075**	**$127,998**
Cost of Goods Sold	67,896	35,396	34,446	69,842	72,286	74,816	77,435	80,145
Gross Margin	**29,097**	**18,589**	**20,982**	**39,571**	**41,504**	**43,525**	**45,640**	**47,853**
Operating Expenses	32,855	18,755	18,754	37,509	37,388	37,000	37,227	37,873
Less: Pension "Catch-Up" [1]	(6,209)	(3,248)	(2,761)	(6,009)	(4,570)	(3,092)	(2,193)	(1,679)
Income from Affiliates	(99)	(76)	-	(76)	(27)	(27)	(27)	(27)
	26,547	15,431	15,993	31,424	32,791	33,881	35,007	36,167
EBITDA	**2,550**	**3,158**	**4,989**	**8,147**	**8,713**	**9,644**	**10,633**	**11,686**
Deprec. & Amort.	3,223	937	1,325	2,262	2,000	2,000	2,000	2,000
EBIT	**(673)**	**2,221**	**3,664**	**5,885**	**6,713**	**7,644**	**8,633**	**9,686**
Income Taxes	-	-	154	154	220	240	310	593
Unlevered After-tax Income	**(673)**	**2,221**	**3,510**	**5,731**	**6,493**	**7,404**	**8,323**	**9,093**
Add: Deprec. & Amort.	3,223	937	1,325	2,262	2,000	2,000	2,000	2,000
Add: Change in Net WC	3,384	(553)	(2,987)	(3,540)	(665)	(925)	(1,071)	(1,138)
Less: Capital Expenditures	(4,019)	435	1,904	2,339	1,950	1,950	1,950	1,950
Unlevered Free Cash Flows	**$ 9,953**	**$ 2,170**	**$ (66)**	**$ 2,114**	**$ 5,878**	**$ 6,529**	**$ 7,302**	**$ 8,005**
Margin Analysis								
Gross Margin	30.0%	34.4%	37.9%	36.2%	36.5%	36.8%	37.1%	37.4%
EBITDA	2.6%	5.8%	9.0%	7.4%	7.7%	8.1%	8.6%	9.1%
EBIT	-0.7%	4.1%	6.6%	5.4%	5.9%	6.5%	7.0%	7.6%
Unlevered After-tax Income	-0.7%	4.1%	6.3%	5.2%	5.7%	6.3%	6.8%	7.1%
Pension Expense Assumptions								
Regular [2]	$ 2,148	$ 818	$ 1,330	$ 2,148	$ 2,255	$ 2,368	$ 2,487	$ 2,611
Pension "Catch-Up" [1]	6,209	3,248	2,761	6,118	4,570	3,092	2,193	1,679
Total Pension Expense	$ 8,357	$ 4,066	$ 4,091	$ 8,157	$ 6,825	$ 5,460	$ 4,680	$ 4,290

	Projected				
	FYE Sep 30				
	2007	2008	2009	2010	2011
Growth Analysis					
Revenue	**12.8%**	**4.0%**	**4.0%**	**4.0%**	**4.0%**
Cost of Goods Sold	2.9%	3.5%	3.5%	3.5%	3.5%
Gross Margin	**36.0%**	**4.9%**	**4.9%**	**4.9%**	**4.8%**
Operating Expenses	14.2%	-0.3%	-1.0%	0.6%	1.7%
Less: Pension "Catch-Up"	na	na	na	na	na
Income from Affiliates	na	na	na	na	na
EBITDA	**219.5%**	**6.9%**	**10.7%**	**10.3%**	**9.9%**
Deprec. & Amort.	-29.8%	-11.6%	0.0%	0.0%	0.0%
EBIT	**na**	**14.1%**	**13.9%**	**12.9%**	**12.2%**
Income Taxes	na	42.9%	9.1%	29.2%	91.3%
Unlevered After-tax Incom	**na**	**13.3%**	**14.0%**	**12.4%**	**9.2%**
Add: Deprec. & Amort.	-29.8%	-11.6%	0.0%	0.0%	0.0%
Add: Change in Net WC	-204.6%	na	na	na	na
Less: Capital Expenditure	na	-16.6%	0.0%	0.0%	0.0%
Unlevered Free Cash Flows	**-78.8%**	**178.0%**	**11.1%**	**11.8%**	**9.6%**
Compound Average Growth Rate Analysis					
Revenue	12.8%	8.3%	6.8%	6.1%	5.7%
EBITDA	219.5%	84.7%	55.7%	42.9%	35.6%
Unlevered After-tax Income	na	na	na	na	na
Unlevered Free Cash Flows	-78.8%	-23.1%	-13.1%	-7.4%	-4.3%

(1) Represents the portion of total pension expense which is captured in the unfunded pension liability balance (in the calculation of net debt).
(2) FY2007 expense assumed to equal total service cost for FY2006. Assumes 5% annual growth for FY2008 to FY2011.

Sources of information: Company financials, projections and management.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

•

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Spear with respect to business and revenue model, operating sector, size and target customer base.

•

Capitalink located seven companies that it deemed comparable to Spear with respect to their industry sector and operating model.  All of the comparable companies are involved in the development, manufacture and marketing of various hand tools and are classified under the SIC code 3423 (Hand and Edge Tools, NEC).

•

Multiples utilizing market value and enterprise value were used in the analyses.  The differences between the two are as follows:

○

Market value equals price per share times number of shares outstanding; and

○

Enterprise value equals market value plus debt, preferred stock and minority interest, less cash and equivalents.

•

For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income.

•

None of the comparable companies have characteristics identical to Spear.  Accordingly, an analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

•

Capitalink expects Spear’s valuation multiples to be significantly below the mean of the comparable companies due to its lower  EBITDA margins, lower historical revenue and EBITDA growth, significant risks related to the pension liabilities, and smaller size.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

Valuation Multiples (as of Jun 11, 2007)

EV / LTM Revenue
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
-
2.61x
2.15x
1.58x
1.42x
1.19x
0.42x
0.41x
0.35x
Mean 1.34x
Median 1.42x
DHR
HLSE:FISAS
SWE
SNA
BDK
SEHK:587
SCX
SJCK

EV / LTM EBITDAP
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
-
13.5x
10.5x
9.4x
9.1x
7.8x
6.4x
6.1x
5.5x
Mean 9.0x
Median 9.1x
DHR
SNA
HLSE:FISAS
SWE
BDK
SEHK:587
SCX
SJCK

EV / LTM EBITDA
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
-
13.8x
11.3x
9.3x
9.3x
8.4x
6.4x
6.0x
Mean 9.2x
Median 9.3x
DHR
SNA
HLSE:FISAS
SWE
BDK
SEHK:587
SCX

EV / CY07 EBITDA
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
-
16.8x
13.2x
12.2x
10.4x
9.2x
8.9x
4.3x
Mean 9.7x
Median 9.8x
SJCK
DHR
HLSE:FISAS
SNA
BDK
SWE
SEHK:587

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

(2) Market Value equals price per share times number of shares outstanding. Enterprise Value equals Market Value plus debt, preferred stock, and minority interests, less cash.

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

Rankings & Valuation Fundamentals (as of Jun 11, 2007)

($ in thousands)

Size

LTM Revenue

DHR	$ 10,008,783
BDK	6,495,600
SWK	4,112,000
Mean	3,473,553
SNA	2,640,800
HLSE:FISAS	729,901
SCX	215,065
SEHK:387	112,725
SJCE	**100,480**

Size

LTM EBITDA

DHR	$ 1,891,259
BDK	924,000
SWK	698,700
Mean	576,477
SNA	332,400
HLSE:FISAS	166,922
SCX	14,799
SEHK:387	7,257
SJCE	**(1,933)**

Size

LTM EBITDAP

DHR	$ 1,928,159
BDK	995,900
SWK	714,400
Mean	597,444
SNA	356,200
HLSE:FISAS	165,590
SCX	14,601
SEHK:387	7,257
SJCE	**6,430**

Leverage

Debt, PS & UPL to TIC

SJCE	**80.0%**
SEHK:387	37.7%
SWK	24.0%
BDK	23.4%
Mean	19.5%
SNA	17.9%
HLSE:FISAS	13.8%
DHR	9.9%
SCX	9.9%

Growth

LFY Revenue Growth

SWK	22.3%
DHR	20.2%
SEHK:387	10.1%
Mean	9.4%
SNA	6.8%
HLSE:FISAS	4.9%
SCX	2.6%
BDK	-1.2%
SJCE	**-3.7%**

Growth

CY07 Revenue Growth

SNA	13.7%
SJCE	**12.8%**
DHR	11.8%
SWK	8.4%
Mean	7.7%
SEHK:387	6.7%
HLSE:FISAS	5.5%
BDK	-0.2%

Growth

CY08 Revenue Growth

SNA	6.9%
DHR	6.5%
Mean	4.5%
HLSE:FISAS	4.3%
SJCE	**4.0%**
SWK	3.3%
BDK	1.6%

Growth

CY09 Revenue Growth

DHR	7.9%
SNA	7.9%
Mean	5.5%
BDK	5.3%
SWK	4.0%
SJCE	**4.0%**
HLSE:FISAS	2.3%

Profitability

LTM EBITDA Margin

HLSE:FISAS	22.9%
DHR	18.9%
SWK	17.0%
BDK	14.2%
Mean	14.1%
SNA	12.6%
SCX	6.9%
SEHK:387	6.4%
SJCE	**-1.9%**

Profitability

LTM EBITDAP Margin

HLSE:FISAS	22.7%
DHR	19.3%
SWK	17.4%
BDK	15.3%
Mean	14.5%
SNA	13.5%
SCX	6.8%
SEHK:387	6.4%
SJCE	**6.4%**

Profitability

CY07 EBITDA Margin

DHR	18.4%
HLSE:FISAS	16.9%
SWK	16.8%
Mean	14.5%
BDK	13.0%
SNA	12.5%
SEHK:387	9.0%
SJCE	**1.9%**

Profitability

CY08 EBITDA Margin

DHR	19.1%
HLSE:FISAS	17.2%
SWK	16.9%
Mean	15.9%
BDK	13.4%
SNA	13.1%
SJCE	**3.6%**

Growth

LFY EBITDA Growth

DHR	23.8%
HLSE:FISAS	23.3%
SNA	22.8%
SWK	20.6%
Mean	1.3%
BDK	-5.2%
SEHK:387	-18.8%
SCX	-57.5%
SJCE	**-167.9%**

Growth

CY08 EBITDA Growth

SJCE	**98.3%**
SNA	11.8%
DHR	10.5%
Mean	7.3%
HLSE:FISAS	6.2%
BDK	4.2%
SWK	3.6%

Growth

CY09 EBITDA Growth

SJCE	**58.2%**
BDK	12.1%
SNA	11.6%
DHR	8.3%
Mean	6.3%
SWK	2.9%
HLSE:FISAS	-3.3%

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE COMPANY ANALYSIS

Margin and Other Analyses

($ in thousands)

		LTM						as of Latest Available Filing						
		Margin (% of Revenue)				Return on Average		Days Outstanding						
Company [1]	Revenue	Gross Margin	EBITDA	EBITDAP	Net Income	Assets	Common Equity	Sales	Inventory	Payable	Current Ratio	UPL to TIC	Debt, PS & UPL to TIC	Debt to EBITDA
Danaher Corp.	$ 10,008,783	44.8%	18.9%	19.3%	11.5%	8.9%	16.9%	61.2	67.8	62.8	1.6	1.1%	9.9%	1.2x
Black & Decker Corp.	6,495,600	34.8%	14.2%	15.3%	7.4%	9.1%	41.2%	65.9	93.1	44.2	1.5	3.9%	23.4%	1.7
Stanley Works	4,112,000	37.1%	17.0%	17.4%	8.2%	7.9%	21.7%	68.9	85.7	64.0	1.3	1.7%	24.0%	2.2
Snap-on Inc.	2,640,800	44.2%	12.6%	13.5%	6.8%	6.7%	16.6%	69.2	80.5	46.1	1.6	1.9%	17.9%	1.7
Fiskars Oyj	729,901	30.4%	22.9%	22.7%	14.7%	11.5%	19.8%	70.1	111.3	43.1	2.0	0.6%	13.8%	1.2
LS Starrett Co.	215,065	27.6%	6.9%	6.8%	1.0%	0.9%	1.3%	55.9	129.8	24.3	3.9	-5.5%	9.9%	1.2
Leeport Holdings Ltd.	112,725	21.5%	6.4%	6.4%	3.5%	5.0%	14.6%	93.2	81.8	64.4	1.3	0.0%	37.7%	3.3
High	*$ 10,008,783*	*44.8%*	*22.9%*	*22.7%*	*14.7%*	*11.5%*	*41.2%*	*93.2*	*129.8*	*64.4*	*3.9*	*3.9%*	*37.7%*	*3.3x*
Mean	*3,473,553*	*34.3%*	*14.1%*	*14.5%*	*7.6%*	*7.2%*	*18.9%*	*69.2*	*92.9*	*49.9*	*1.9*	*0.5%*	*19.5%*	*1.8*
Median	*2,640,800*	*34.8%*	*14.2%*	*15.3%*	*7.4%*	*7.9%*	*16.9%*	*68.9*	*85.7*	*46.1*	*1.6*	*1.1%*	*17.9%*	*1.7*
Low	*112,725*	*21.5%*	*6.4%*	*6.4%*	*1.0%*	*0.9%*	*1.3%*	*55.9*	*67.8*	*24.3*	*1.3*	*-5.5%*	*9.9%*	*1.2*
Spear & Jackson Inc.	$ 100,480	32.0%	-1.9%	6.4%	-4.2%	-4.9%	-19.2%	68.0	126.1	47.8	2.6	80.0%	80.0%	na

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS

•

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Spear.

•

The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

•

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer.  As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

•

Capitalink located fifteen transactions announced since January 2003 involving target companies involved in the development, manufacture and marketing of various hand tools and are classified under the SIC code 3423 (Hand and Edge Tools, NEC, and for which detailed financial information was available.

•

None of the target companies in the comparable transactions have characteristics identical to Spear.  Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS

•

Capitalink expects the Company to be valued below the mean of the comparable transactions multiples due to its negative EBITDA margins, significant risks related to the pension liabilities, and smaller size.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS

Valuation Multiples

EV / LTM Revenue
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
-
Mean 0.84x
Median 0.72x
0.37x
0.46x
1.73x
0.76x
0.68x
0.48x
0.32x
0.49x
0.72x
0.74x
0.71x
1.27x
1.07x
1.12x
1.72x
Landes Tools AB / Swedish Saw Blades Holding AB
Techtronic Industries Co. Ltd. / Platinum Securities Company Ltd.
Gardena Holding AG / Husqvarna AB
Southern Saw Holdings, Inc. / Easco Corp.
Easy Gardener Products Ltd. / Bayside Capital, Inc.
Acorn Products, Inc. / Ames True Temper Inc.
Spear & Jackson Inc. / United Pacific Industries Ltd.
Horizon Distributors, Inc. / SCP Pool Corp.
Hayter, Ltd. / Toro Co.
Rebair Tools Group / Black & Decker Corp.
Simplicity Manufacturing, Inc. / Briggs & Stratton Corp.
Ames True Temper Inc. / Castle Harlan Partners
Global Garden Products Sweden / ABN AMRO Capital Benelux
SPS Technologies, LLC / Precision Castparts Corp.
Nedco Industries / Undisclosed Acquirer

EV / LTM EBITDA
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Median 9.5x
Mean 8.7x
4.8x
9.48x
6.1x
7.0x
10.62x
10.6x
12.1x
Techtronic Industries Co. Ltd. / Platinum Securities Company Ltd.
Gardena Holding AG / Husqvarna AB
Easy Gardener Products Ltd. / Bayside Capital, Inc.
Acorn Products, Inc. / Ames True Temper Inc.
Spear & Jackson Inc. / United Pacific Industries Ltd.
Ames True Temper Inc. / Castle Harlan Partners
SPS Technologies, LLC / Precision Castparts Corp.

(1) Total Price Paid equals common equity value assuming 100% interest acquired.
(2) Enterprise Value equals Total Price Paid plus total debt, preferred stock, and minority interests, less cash.

Sources of information: SEC Edgar filings, Press Releases, Capital IQ, Mergerstat and Thomson Financial.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

PREMIUMS PAID ANALYSIS

•

The premiums paid analysis involves the examination of the acquisition premiums derived in transactions where a minority interest of a public company was acquired by a controlling shareholder and the comparison of the observed premiums to the premium implied by the Consideration per share in the Transaction.  Capitalink reviewed the one-day, five-day and 30-day premiums for all minority interest transactions where:

o

The transaction was announced on or after January 2003;

o

The transaction value is between $10.0 million and $100.0 million;

o

The acquiring party previously had more than 50% shareholding in the target company; and

o

The target company is based in the United States or the United Kingdom.

•

Capitalink reviewed 27 transactions that met these criteria and calculated the mean and median of the acquisition premiums.  They were 21.0% and 18.6%, for the one-day premium, 21.3% and 17.5%, for the five-day premium, and 33.0% and 21.2% for the 30-day premium.

•

Capitalink used the analysis to determine a range of implied indicated values for Spear’s common stock based on the range of minority interest acquisition premiums.  Capitalink selected the total mean and median for all of the periods, and applied them to Spear’s one day, five day and thirty day stock price, prior to the announcement of the Transaction on May 15, 2007.  Based on these premiums, Capitalink determined a range of indicated value for Spear’s common stock of between $1.28 and $1.34.

•

None of the target companies in the acquisition premiums analysis have characteristics identical to the Company.  Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the acquisition premiums analysis and other factors that could affect the respective acquisition values.

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

PREMIUMS PAID ANALYSIS

PROJECT SPADE

CONFIDENTIAL

VALUATION ANALYSIS

PREMIUMS PAID ANALYSIS

Transaction List [1]

Announc. Date	Seller	Buyer	Previous Ownership Percentage	Percentage Sought	Premiums 1 Day	5 Day	30 Day
26-Dec-06	Crested Corp.	US Energy Corp.	71.0%	29.0%	16.8%	16.8%	14.2%
06-Nov-06	Moscow Cable Corp.	Renova Group of Cos.	81.0%	19.0%	29.1%	29.1%	42.5%
21-Sep-06	Sport Supply Group, Inc.	Collegiate Pacific, Inc.	53.2%	46.8%	11.4%	11.4%	74.3%
30-Aug-06	Hemscott Plc	Veronis Suhler Stevenson LLC	73.4%	26.6%	27.7%	27.7%	29.2%
16-Jun-06	Case Pomeroy & Co.	CP Newco, Inc.	86.0%	14.0%	5.2%	5.2%	6.8%
21-Mar-06	Erie Family Life Insurance Co.	Erie Indemnity Co. / Erie Insurance Exchange	75.1%	24.9%	6.7%	6.7%	12.8%
13-Mar-06	Chaparral Resources, Inc.	Lukoil Holdings OAO	60.0%	40.0%	9.4%	9.4%	12.6%
07-Feb-06	MPW Industrial Services Group, Inc.	Noir Acquisition Corp.	59.0%	41.0%	32.1%	32.1%	22.0%
13-Dec-05	Virbac Corp.	SociTtT Virbac SA	60.3%	39.7%	56.7%	56.7%	43.8%
02-Dec-05	Foodarama Supermarkets, Inc.	The Saker Family Corp.	51.0%	49.0%	40.5%	40.5%	38.7%
07-Oct-05	Buffalo Grill SA	Eurazeo SA	75.0%	16.0%	6.8%	0.9%	1.0%
27-Sep-05	New Valley Corp	Vector Group Ltd	57.7%	42.3%	20.9%	20.1%	21.2%
22-Sep-05	Mossimo, Inc.	Mossimo, Inc. /Giannulli Mossimo/	65.3%	34.7%	0.4%	3.7%	7.5%
05-Aug-05	PKL Co., Ltd.	Photronics, Inc.	90.0%	10.0%	1.2%	13.5%	20.5%
08-Jul-05	Cruzan International, Inc.	V&S Vin & Sprit AB	63.6%	36.4%	12.4%	9.1%	103.5%
13-Jun-05	CSA Holdings Ltd.	Computer Sciences Corp.	74.0%	26.0%	49.6%	49.6%	62.6%
25-Jun-04	Edelbrock Corp.	Edelbrock Holdings, Inc.	51.2%	48.8%	12.7%	13.1%	13.2%
20-Feb-04	Johnson Outdoors Inc	JO Acquisition Corp.	51.6%	48.4%	18.6%	19.3%	27.7%
22-Jan-04	Chinon Industries, Inc.	Eastman Kodak Co.	59.0%	41.0%	22.0%	30.1%	40.6%
15-Dec-03	NCO Portfolio Funding Inc	NCO Group, Inc.	63.4%	36.7%	12.6%	11.0%	13.9%
13-Nov-03	Atanor SA	Albaugh Inc	66.4%	31.9%	3.1%	3.9%	4.3%
01-Aug-03	OAO Technology Solutions Inc	Terrapin Partners LLC	51.0%	49.0%	15.0%	10.9%	50.0%
07-Jul-03	Stillwater Mining Co.	Norilsk Nickel MMC JSC	51.0%	5.0%	41.5%	45.9%	105.5%
24-Jun-03	Hellas Can Packaging Manufacturers SA	Crown Cork & Seal Co Inc	72.8%	27.2%	19.0%	17.5%	14.6%
22-Apr-03	Lambda Physik AG	Coherent Inc	60.4%	39.6%	45.7%	35.0%	82.8%
07-Mar-03	RDO Equipment Co.	RDO Equipment Co. /Offutt/	63.5%	36.5%	21.2%	20.7%	17.8%
13-Jan-03	Next Level Communications Inc	Motorola, Inc.	74.0%	26.0%	29.8%	35.8%	7.3%

	1 Day	5 Day	30 Day
High	*56.7%*	*56.7%*	*105.5%*
Mean	*21.0%*	*21.3%*	*33.0%*
Median	*18.6%*	*17.5%*	*21.2%*
Low	*0.4%*	*0.9%*	*1.0%*

(1) Includes acquisitions by controlling shareholder (>50%) of minority interests from January 2003 with deal value > $10 million and < $100 million.

Sources of information: FactSet Mergerstat, LLC and Mergerstat®/Shannon Pratt's Control Premium Study.

PROJECT SPADE

CONFIDENTIAL

I	TRANSACTION OVERVIEW
II	SPEAR OVERVIEW
III	SPEAR PERFORMANCE
IV	VALUATION ANALYSIS
V	APPENDIX

PROJECT SPADE

CONFIDENTIAL

APPENDIX – SPEAR FINANCIAL DATA

PROJECT SPADE

CONFIDENTIAL

APPENDIX – SPEAR FINANCIAL DATA

Normalized Comparative Summary Income Statements

($ in thousands)

	Historical								Projected				
	FYE September 30,					6 months ended March 31,		LTM March 31,	FYE September 30,				
	2002	2003	2004	2005	2006	2006	2007	2007	2007	2008	2009	2010	2011
Hand & garden tools	$ 65,940	$ 69,959	$ 76,468	$ 74,339	$ 69,605	$ 37,053	$ 38,296	$ 70,848	$ 77,503	na	na	na	na
Metrology tools	13,684	11,850	13,676	15,635	16,460	8,034	9,904	18,330	19,301	na	na	na	na
Magnetic products	8,262	8,315	9,341	10,724	10,928	5,411	5,785	11,302	12,609	na	na	na	na
Total Revenue	**87,886**	**90,124**	**99,485**	**100,698**	**96,993**	**50,498**	**53,985**	**100,480**	**109,413**	**113,790**	**118,341**	**123,075**	**127,998**
Cost of Revenue	61,954	61,838	67,574	67,463	67,896	34,975	35,396	68,317	69,842	72,287	74,816	77,435	80,145
Gross Profit	**25,932**	**28,286**	**31,911**	**33,235**	**29,097**	**15,523**	**18,589**	**32,163**	**39,571**	**41,504**	**43,525**	**45,640**	**47,853**
Operating Expenses													
General & Administrative	27,250	21,909	29,753	31,405	36,078	18,423	19,692	37,347	39,771	39,388	39,000	39,227	39,873
Total Operating Expenses	27,250	21,909	29,753	31,405	36,078	18,423	19,692	37,347	39,771	39,388	39,000	39,227	39,873
Operating Income (Loss)	**(1,318)**	**6,377**	**2,158**	**1,830**	**(6,981)**	**(2,900)**	**(1,103)**	**(5,184)**	**(200)**	**2,116**	**4,525**	**6,413**	**7,980**
Interest Income (Expense)	(234)	(237)	(300)	47	27	13	25	39	(27)	200	250	300	350
Income (Expense) from Affiliates	-	-	-	-	99	-	76	175	27	27	27	27	27
Other Income (Expense)	138	136	184	157	148	74	82	156	-	-	-	-	-
Pre-tax Income (Loss)	(1,414)	6,276	2,042	2,034	(6,707)	(2,813)	(920)	(4,814)	(200)	2,343	4,802	6,740	8,357
Income Tax (Benefit)	948	1,497	1,205	103	(1,338)	(313)	95	(930)	208	-	-	-	-
Normalized Net Income	**$ (2,362)**	**$ 4,779**	**$ 837**	**$ 1,931**	**$ (6,369)**	**$ (2,500)**	**$ (1,015)**	**$ (3,884)**	**$ (408)**	**$ 2,343**	**$ 4,802**	**$ 6,740**	**$ 8,357**
Normalized EBIT	**$ (1,318)**	**$ 6,377**	**$ 2,158**	**$ 1,830**	**$ (6,882)**	**$ (2,900)**	**$ (1,027)**	**$ (6,009)**	**$ (173)**	**$ 2,143**	**$ 4,552**	**$ 6,440**	**$ 8,007**
Deprec. & Amort.	$ 3,211	$ 2,741	$ 2,929	$ 3,558	$ 3,223	$ 1,084	$ 937	$ 3,076	$ 2,262	$ 2,000	$ 2,000	$ 2,000	$ 2,000
Normalized EBITDA	**$ 1,893**	**$ 9,118**	**$ 5,087**	**$ 5,388**	**$ (3,659)**	**$ (1,816)**	**$ (90)**	**$ (1,933)**	**$ 2,089**	**$ 4,143**	**$ 6,552**	**$ 8,440**	**$ 10,007**
Capital Expenditures, net	$ (1,671)	$ 1,951	$ 6,875	$ (7,690)	$ (4,019)	$ 594	$ 435	$ (4,178)	$ 2,339	$ 1,950	$ 1,950	$ 1,950	$ 1,950
Normalized EBITDA - CAPEX	**$ 3,564**	**$ 7,167**	**$ (1,788)**	**$ 13,078**	**$ 360**	**$ (2,410)**	**$ (525)**	**$ 2,245**	**$ (250)**	**$ 2,193**	**$ 4,602**	**$ 6,490**	**$ 8,057**
Pension Expenses	$ -	$ 274	$ 1,295	$ 3,991	$ 8,357	$ 4,060	$ 4,066	$ 8,363	$ 8,157	$ 6,825	$ 5,460	$ 4,680	$ 4,290
Normalized EBITDAP	**$ 1,893**	**$ 9,392**	**$ 6,382**	**$ 9,379**	**$ 4,698**	**$ 2,244**	**$ 3,976**	**$ 6,430**	**$ 10,246**	**$ 10,968**	**$ 12,012**	**$ 13,120**	**$ 14,297**
Normalizing Reconciliation													
Restructuring / Goodwill Impairment	$ -	$ -	$ -	$ (1,111)	$ (3,469)	$ (1,228)	$ (98)	$ (2,339)	$ (349)				
Unusual Items:													
Gain on sale of land/buildings	-	-	-	3,279	3,497	-	312	3,809	-				
Lawsuit settlement	-	-	-	-	(720)	-	-	(720)	-				
Total Unusual (Expense) Gain Items	-	-	-	3,279	2,777	-	312	3,089	-				
Income Tax Shelter (Charge) from Unusual Items	-	-	-	(365)	(365)	-	-	(365)	-				
Unusual (Expense) Gain Items, net of Taxes	-	-	-	1,803	(1,057)	(1,228)	214	385	(349)				
Discontinued Operations, net of Taxes	(1,150)	(163)	(401)	(639)	(53)	(78)	-	25	-				
Total Reconciling Items, net of Taxes	**$ (1,150)**	**$ (163)**	**$ (401)**	**$ 1,164**	**$ (1,110)**	**$ (1,306)**	**$ 214**	**$ 410**	**$ (349)**				
Reported Income Tax (Benefit)	$ 948	$ 1,497	$ 1,205	$ 468	$ (973)	$ (313)	$ 95	$ (565)	$ 208				
Reported Net Income (Loss)	$ (3,512)	$ 4,616	$ 436	$ 3,095	$ (6,479)	$ (3,806)	$ (801)	$ (3,474)	$ (756)				

Sources of information: Company financial statements and management.

PROJECT SPADE

CONFIDENTIAL

APPENDIX – SPEAR FINANCIAL DATA

Normalized Common Sized Summary Income Statements

	Historical								Projected				
						6 months ended		LTM					
	FYE September 30,					March 31,		March 31,	FYE September 30,				
	2002	2003	2004	2005	2006	2006	2007	2007	2007	2008	2009	2010	2011
Hand & garden tools	75.0%	77.6%	76.9%	73.8%	71.8%	73.4%	70.9%	70.5%	70.8%	na	na	na	na
Metrology tools	15.6%	13.1%	13.7%	15.5%	17.0%	15.9%	18.3%	18.2%	17.6%	na	na	na	na
Magnetic products	9.4%	9.2%	9.4%	10.6%	11.3%	10.7%	10.7%	11.2%	11.5%	na	na	na	na
Total Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Revenue	70.5%	68.6%	67.9%	67.0%	70.0%	69.3%	65.6%	68.0%	63.8%	63.5%	63.2%	62.9%	62.6%
Gross Profit	29.5%	31.4%	32.1%	33.0%	30.0%	30.7%	34.4%	32.0%	36.2%	36.5%	36.8%	37.1%	37.4%
Operating Expenses													
General & Administrative	31.0%	24.3%	29.9%	31.2%	37.2%	36.5%	36.5%	37.2%	36.3%	34.6%	33.0%	31.9%	31.2%
Other Operating Expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Operating Expenses	31.0%	24.3%	29.9%	31.2%	37.2%	36.5%	36.5%	37.2%	36.3%	34.6%	33.0%	31.9%	31.2%
Operating Income (Loss)	**-1.5%**	**7.1%**	**2.2%**	**1.8%**	**-7.2%**	**-5.7%**	**-2.0%**	**-5.2%**	**-0.2%**	**1.9%**	**3.8%**	**5.2%**	**6.2%**
Interest Income (Expense)	-0.3%	-0.3%	-0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.2%	0.3%
Income (Expense) from Affiliates	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Income (Expense)	0.2%	0.2%	0.2%	0.2%	0.2%	0.1%	0.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Pre-tax Income (Loss)	-1.6%	7.0%	2.1%	2.0%	-6.9%	-5.6%	-1.7%	-4.8%	-0.2%	2.1%	4.1%	5.5%	6.5%
Income Tax (Benefit)	1.1%	1.7%	1.2%	0.1%	-1.4%	-0.6%	0.2%	-0.9%	0.2%	0.0%	0.0%	0.0%	0.0%
Normalized Net Income	**-2.7%**	**5.3%**	**0.8%**	**1.9%**	**-5.5%**	**-5.0%**	**-1.9%**	**-3.9%**	**-0.4%**	**2.1%**	**4.1%**	**5.5%**	**6.5%**
Normalized EBIT	**-1.5%**	**7.1%**	**2.2%**	**1.8%**	**-7.1%**	**-5.7%**	**-1.9%**	**-5.0%**	**-0.2%**	**1.9%**	**3.8%**	**5.2%**	**6.3%**
Deprec. & Amort.	3.7%	3.0%	2.9%	3.5%	3.3%	2.1%	1.7%	3.1%	2.1%	1.8%	1.7%	1.6%	1.6%
Normalized EBITDA	**2.2%**	**10.1%**	**5.1%**	**5.4%**	**-3.8%**	**-3.6%**	**-0.2%**	**-1.9%**	**1.9%**	**3.6%**	**5.5%**	**6.9%**	**7.8%**
Capital Expenditures, net	-1.9%	2.2%	6.9%	-7.6%	-4.1%	1.2%	0.8%	-4.2%	2.1%	1.7%	1.6%	1.6%	1.5%
Normalized EBITDA - CAPEX	**4.1%**	**8.0%**	**-1.8%**	**13.0%**	**0.4%**	**-4.8%**	**-1.0%**	**2.2%**	**-0.2%**	**1.9%**	**3.9%**	**5.3%**	**6.3%**
Pension Expenses	0.0%	0.3%	1.3%	4.0%	8.6%	8.0%	7.5%	8.3%	7.5%	6.0%	4.6%	3.8%	3.4%
EBITDAP	**2.2%**	**10.4%**	**6.4%**	**9.3%**	**4.8%**	**4.4%**	**7.4%**	**6.4%**	**9.4%**	**9.6%**	**10.2%**	**10.7%**	**11.2%**
Normalizing Reconciliation													
Restructuring / Goodwill Impairment	0.0%	0.0%	0.0%	-1.1%	-3.6%	-2.4%	-0.2%	-2.3%	-0.3%				
Unusual Items:													
Gain on sale of land/buildings	0.0%	0.0%	0.0%	3.3%	3.6%	0.0%	0.6%	3.8%	0.0%				
Lawsuit settlement	0.0%	0.0%	0.0%	0.0%	-0.7%	0.0%	0.0%	-0.7%	0.0%				
Total Unusual (Expense) Gain Items	0.0%	0.0%	0.0%	3.3%	2.9%	0.0%	0.6%	3.1%	0.0%				
Income Tax Shelter (Charge) from Unusual Items	0.0%	0.0%	0.0%	-0.4%	-0.4%	0.0%	0.0%	-0.4%	0.0%				
Unusual (Expense) Gain Items, net of Taxes	0.0%	0.0%	0.0%	1.8%	-1.1%	-2.4%	0.4%	0.4%	-0.3%				
Discontinued Operations, net of Taxes	-1.3%	-0.2%	-0.4%	-0.6%	-0.1%	-0.2%	0.0%	0.0%	0.0%				
Total Reconciling Items, net of Taxes	**-1.3%**	**-0.2%**	**-0.4%**	**1.2%**	**-1.1%**	**-2.6%**	**0.4%**	**0.4%**	**-0.3%**				
Reported Income Tax (Benefit)	1.1%	1.7%	1.2%	0.5%	-1.0%	-0.6%	0.2%	-0.6%	0.2%				
Reported Net Income (Loss)	-4.0%	5.1%	0.4%	3.1%	-6.7%	-7.5%	-1.5%	-3.5%	-0.7%				

Sources of information: Company financial statements and management.

PROJECT SPADE

CONFIDENTIAL

APPENDIX – SPEAR FINANCIAL DATA

Comparative Summary Balance Sheets

($ in thousands)

	Historical							Projected				
	September 30,					March 31,		September 30,				
Assets	2002	2003	2004	2005	2006	2006	2007	2007	2008	2009	2010	2011
Current Assets												
Cash & Equivalents	$ 6,486	$ 9,191	$ 5,090	$ 7,289	$ 9,930	$ 7,594	$ 7,205	$ 11,356	$ 11,844	$ 13,145	$ 15,440	$ 17,752
Accounts Receivable	17,519	15,432	18,843	16,448	15,983	14,832	21,471	20,010	20,711	21,436	22,186	22,962
Inventory	19,836	23,350	21,988	24,999	22,853	23,570	24,343	20,957	21,586	22,233	22,900	23,587
Deferred Income Taxes	18	2,594	2,128	2,623	2,182	2,635	2,289	2,319	2,319	2,319	2,319	2,319
Prepaid & Other	1,306	999	4,500	1,316	1,640	1,420	1,824	1,683	1,693	1,703	1,713	1,723
Total Current Assets	**45,165**	**51,566**	**52,549**	**52,675**	**52,588**	**50,051**	**57,132**	**56,325**	**58,153**	**60,836**	**64,558**	**68,344**
Property & Equipment, net	19,665	19,561	22,114	17,568	15,594	17,036	17,051	16,495	16,445	16,395	16,345	16,295
Long Term Investments	138	148	160	157	508	153	586	530	530	530	530	530
Deferred Income Tax Asset	13,536	8,325	10,933	12,690	14,570	12,746	15,288	15,167	14,460	13,021	12,129	11,104
	$ 78,504	$ 79,600	$ 85,756	$ 83,090	$ 83,260	$ 79,986	$ 90,057	$ 88,518	$ 89,588	$ 90,783	$ 93,563	$ 96,273
Liabilities & Stockholders' Equity												
Current Liabilities												
Accounts Payable	$ 8,258	$ 7,552	$ 8,562	$ 8,103	$ 7,766	$ 8,765	$ 10,132	$ 8,771	$ 9,122	$ 9,487	$ 9,771	$ 10,064
Accrued Expenses	15,350	12,793	12,948	11,241	12,234	10,331	11,408	10,000	10,324	10,416	10,488	10,530
Notes Payable	1,400	304	68	752	-	-	-	-	-	-	-	-
Other	57	50	22	88	155	228	202	160	165	170	1,296	1,646
Total Current Liabilities	**25,065**	**20,699**	**21,600**	**20,154**	**20,155**	**19,324**	**21,742**	**18,931**	**19,611**	**20,073**	**21,555**	**22,240**
Long Term Debt	13	-	-	-	-	-	-	-	-	-	-	-
Unfunded Accrued Benefit Obligation (ABO)	30,771	25,262	33,545	35,954	40,565	36,016	44,800	46,091	45,116	42,776	39,656	36,146
Other Long Term	964	1,787	1,172	749	699	794	1,136	720	670	620	570	520
Total Liabilities	**56,813**	**47,748**	**56,317**	**56,857**	**61,419**	**56,134**	**67,678**	**65,742**	**65,397**	**63,469**	**61,781**	**58,906**
Stockholders' Equity												
Common Stock	12	12	12	12	12	12	12	12	12	12	12	12
Paid in Capital	21,591	51,590	51,590	51,590	51,590	51,590	51,590	51,590	51,590	51,590	51,590	51,590
Accumulated Earnings	88	(19,210)	(21,623)	(24,859)	(29,221)	(27,210)	(28,683)	(28,286)	(26,871)	(23,748)	(19,281)	(13,695)
Treasury Stock	-	(540)	(540)	(540)	(540)	(540)	(540)	(540)	(540)	(540)	(540)	(540)
Total Stockholders' Equity	**21,691**	**31,852**	**29,439**	**26,203**	**21,841**	**23,852**	**22,379**	**22,776**	**24,191**	**27,314**	**31,781**	**37,367**
	$ 78,504	$ 79,600	$ 85,756	$ 83,090	$ 83,260	$ 79,986	$ 90,057	$ 88,518	$ 89,588	$ 90,783	$ 93,562	$ 96,273
Net Working Capital	$ 20,100	$ 30,867	$ 30,949	$ 32,491	$ 32,433	$ 30,727	$ 35,390	$ 37,394	$ 38,542	$ 40,763	$ 43,003	$ 46,103
Unfunded PBO, Net of Tax	$ 16,668	$ 20,825	$ 27,383	$ 30,353	$ 33,875	$ 30,353	$ 29,350	$ 32,264	$ 31,581	$ 29,943	$ 27,759	$ 25,302
Debt	$ 1,413	$ 304	$ 68	$ 752	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Debt & Unfunded PBO, Net of Tax	$ 18,081	$ 21,129	$ 27,451	$ 31,105	$ 33,875	$ 30,353	$ 29,350	$ 32,264	$ 31,581	$ 29,943	$ 27,759	$ 25,302
Net Debt	$ 11,595	$ 11,938	$ 22,361	$ 23,816	$ 23,945	$ 22,759	$ 22,145	$ 20,908	$ 19,737	$ 16,799	$ 12,319	$ 7,550
Total Capitalization	$ 39,772	$ 52,981	$ 56,890	$ 57,308	$ 55,716	$ 54,205	$ 51,729	$ 55,040	$ 55,772	$ 57,257	$ 59,540	$ 62,669

PROJECT SPADE

CONFIDENTIAL

APPENDIX – SPEAR FINANCIAL DATA

Common Sized Summary Balance Sheets

	Historical							Projected				
	September 30,					March 31,		September 30,				
Assets	2002	2003	2004	2005	2006	2006	2007	2007	2008	2009	2010	2011
Current Assets												
Cash & Equivalents	8.3%	11.5%	5.9%	8.8%	11.9%	9.5%	8.0%	12.8%	13.2%	14.5%	16.5%	18.4%
Accounts Receivable	22.3%	19.4%	22.0%	19.8%	19.2%	18.5%	23.8%	22.6%	23.1%	23.6%	23.7%	23.9%
Inventory	25.3%	29.3%	25.6%	30.1%	27.4%	29.5%	27.0%	23.7%	24.1%	24.5%	24.5%	24.5%
Deferred Income Taxes	0.0%	3.3%	2.5%	3.2%	2.6%	3.3%	2.5%	2.6%	2.6%	2.6%	2.5%	2.4%
Prepaid & Other	1.7%	1.3%	5.2%	1.6%	2.0%	1.8%	2.0%	1.9%	1.9%	1.9%	1.8%	1.8%
Total Current Assets	**57.5%**	**64.5%**	**61.3%**	**63.4%**	**63.2%**	**62.6%**	**63.4%**	**63.6%**	**64.9%**	**67.0%**	**69.0%**	**71.0%**
Property & Equipment, net	25.0%	24.6%	25.8%	21.1%	18.7%	21.3%	18.9%	18.6%	18.4%	18.1%	17.5%	16.9%
Long Term Investments	0.2%	0.2%	0.2%	0.2%	0.6%	0.2%	0.7%	0.6%	0.6%	0.6%	0.6%	0.6%
Deferred Income Tax Asset	17.2%	10.5%	12.7%	15.3%	17.5%	15.9%	17.0%	17.1%	16.1%	14.3%	13.0%	11.5%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Liabilities & Stockholders' Equity												
Current Liabilities												
Accounts Payable	10.5%	9.5%	10.0%	9.8%	9.3%	11.0%	11.3%	9.9%	10.2%	10.4%	10.4%	10.5%
Accrued Expenses	19.6%	16.1%	15.1%	13.5%	14.7%	12.9%	12.7%	11.3%	11.5%	11.5%	11.2%	10.9%
Notes Payable	1.8%	0.4%	0.1%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other	0.1%	0.1%	0.0%	0.1%	0.2%	0.3%	0.2%	0.2%	0.2%	0.2%	1.4%	1.7%
Total Current Liabilities	**31.9%**	**26.0%**	**25.2%**	**24.3%**	**24.2%**	**24.2%**	**24.1%**	**21.4%**	**21.9%**	**22.1%**	**23.0%**	**23.1%**
Long Term Debt	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Unfunded Accrued Benefit Obligation (ABO)	39.2%	31.7%	39.1%	43.3%	48.7%	45.0%	49.7%	52.1%	50.4%	47.1%	42.4%	37.5%
Other Long Term	1.2%	2.2%	1.4%	0.9%	0.8%	1.0%	1.3%	0.8%	0.7%	0.7%	0.6%	0.5%
Total Liabilities	**72.4%**	**60.0%**	**65.7%**	**68.5%**	**73.8%**	**70.2%**	**75.2%**	**74.3%**	**73.0%**	**69.9%**	**66.0%**	**61.2%**
Stockholders' Equity												
Common Stock	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Paid in Capital	27.5%	64.8%	60.2%	62.1%	62.0%	64.5%	57.3%	58.3%	57.6%	56.8%	55.1%	53.6%
Accumulated Earnings	0.1%	-24.1%	-25.2%	-29.9%	-35.1%	-34.0%	-31.8%	-32.0%	-30.0%	-26.2%	-20.6%	-14.2%
Treasury Stock	0.0%	-0.7%	-0.6%	-0.6%	-0.6%	-0.7%	-0.6%	-0.6%	-0.6%	-0.6%	-0.6%	-0.6%
Total Stockholders' Equity	**27.6%**	**40.0%**	**34.3%**	**31.5%**	**26.2%**	**29.8%**	**24.8%**	**25.7%**	**27.0%**	**30.1%**	**34.0%**	**38.8%**
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Net Working Capital	25.6%	38.8%	36.1%	39.1%	39.0%	38.4%	39.3%	42.2%	43.0%	44.9%	46.0%	47.9%
Unfunded PBO, Net of Tax	21.2%	26.2%	31.9%	36.5%	40.7%	37.9%	32.6%	36.4%	35.3%	33.0%	29.7%	26.3%
Debt	1.8%	0.4%	0.1%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Debt & Unfunded PBO, Net of Tax	23.0%	26.5%	32.0%	37.4%	40.7%	37.9%	32.6%	36.4%	35.3%	33.0%	29.7%	26.3%
Net Debt	14.8%	15.0%	26.1%	28.7%	28.8%	28.5%	24.6%	23.6%	22.0%	18.5%	13.2%	7.8%
Total Capitalization	50.7%	66.6%	66.3%	69.0%	66.9%	67.8%	57.4%	62.2%	62.3%	63.1%	63.6%	65.1%

Sources of information: Company financial statements and management

PROJECT SPADE

CONFIDENTIAL

APPENDIX – DISCOUNTED CASH FLOW ANALYSIS DATA

Working Capital, Growth and Income Tax

($ in thousands)

Non-Cash Working Capital Assumptions

	Historical		Projected				
	FYE	6 ME	6 ME	FYE Sep 30			
	Sep-06	Mar-07	Sep-07	2008	2009	2010	2011
AR Days Outstanding	60	na	67	67	67	67	67
A/R - % Sales	16.5%	na	18.3%	18.2%	18.1%	18.0%	17.9%
Days Inventory Outs.	123	na	110	110	110	110	110
Inv - % CGS	33.7%	na	30.0%	29.9%	29.7%	29.6%	29.4%
Prepay - % CGS & Op Exp	4.0%	na	4.0%	3.8%	3.7%	3.6%	3.5%
AP Days Outstanding	42	na	46	46	46	46	46
A/P - % CGS	11.4%	na	12.6%	12.6%	12.7%	12.6%	12.6%
Acc Exp - % CGS & Op Exp	13.0%	na	9.9%	9.8%	9.6%	9.3%	9.1%

Income Tax Expense and Assumptions

	Historical		Projected				
	FYE	6 ME	6 ME	FYE Sep 30			
	Sep-06	Mar-07	Sep-07	2008	2009	2010	2011
Statutory Tax Rate	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Effective Tax Rate	0.0%	0.0%	4.2%	3.3%	3.1%	3.6%	6.1%
Other Taxes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Estimated UK Taxes	na	na	-	-	-	50	313
NZ & France Taxes	na	$ -	154	220	240	260	280
Income Tax Expense	$ -	$ -	$ 154	$ 220	$ 240	$ 310	$ 593

Non-Cash Net Working Capital

	Sep-06	Mar-07	Sep-07	2008	2009	2010	2011
Accounts Receivable	$ 15,983	$ 15,912	$ 20,010	$ 20,711	$ 21,436	$ 22,186	$ 22,962
Inventory	22,853	23,862	20,957	21,586	22,233	22,900	23,587
Prepayments	3,822	4,206	4,002	4,012	4,022	4,032	4,042
Accounts Payable	7,766	9,319	8,771	9,122	9,487	9,771	10,064
Acc Exp	12,234	11,450	10,000	10,324	10,416	10,488	10,530
Non-Cash Net WC	$ 22,658	$ 23,211	$ 26,198	$ 26,863	$ 27,788	$ 28,859	$ 29,997
Change in Non-Cash Net WC	$ 3,384	$ (553)	$ (2,987)	$ (665)	$ (925)	$ (1,071)	$ (1,138)

Long Term Growth Assumptions

	Growth of $1.00	Annual Growth		Growth of $1.00	Annual Growth
FY2011	$ 1.00				
FY2012	$ 1.05	5.0%	FY2022	$ 1.55	2.0%
FY2013	$ 1.10	5.0%	FY2023	$ 1.58	2.0%
FY2014	$ 1.16	5.0%	FY2024	$ 1.62	2.0%
FY2015	$ 1.20	4.0%	FY2025	$ 1.65	2.0%
FY2016	$ 1.25	4.0%	FY2026	$ 1.68	2.0%
FY2017	$ 1.30	4.0%	FY2027	$ 1.72	2.0%
FY2018	$ 1.35	4.0%	FY2028	$ 1.75	2.0%
FY2019	$ 1.41	4.0%	FY2029	$ 1.78	2.0%
FY2020	$ 1.46	4.0%	FY2030	$ 1.82	2.0%
FY2021	$ 1.52	4.0%	FY2031	$ 1.86	2.0%

20 Year Growth Equivalent 3.1%

Sources of information: Company financials, projections and management

PROJECT SPADE

CONFIDENTIAL

APPENDIX – DISCOUNTED CASH FLOW ANALYSIS DATA

Cost of Capital, Net Debt and Stock Equivalents

($ in thousands)

Weighted Average Cost of Capital (WACC)

	Assumed % of Total Capital [3]	Nominal Rate	Effective Tax Rate	Cost of Capital	WACC
Debt [4]	20.1%	6.5%	30.0%	4.6%	0.9%
Equity	79.9%	24.7%		24.7%	19.8%
	100.0%				**20.7%**

Cost of Equity

Riskless [1]		
	20 year Treasury Coupon (Rf)	5.1%
Risk [2]		
	Equity Risk Premium (EP)	6.3%
	Industry Risk Premium (IP)	-3.5%
	Size Premium (SP)	9.8%
Company Specific		
	Projection Risk	7.0%
		24.7%

Net Debt Analysis

	as of 31-Mar-07
Debt & Other Obligations	
Unfunded Pension Liability, Net of Tax	$ 29,350
Other Debt	-
Total Debt & Unfunded Pension Liability	29,350
Cash And Equivalents	
Cash on Hand	7,205
	$ 22,145

Common Stock Equivalents

	as of 31-Mar-07
Common Stock Equivalents (in thousands)	
Common Stock Outstanding	5,736
	5,736

(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended June 08, 2007.

(2) Sourced from the Ibbotson SBBI Valuation Edition 2007 Yearbook. Industry risk premium based on the SIC code 3423 (Hand and Edge Tools, NEC).

(3) Based on the median debt to total capitalization of SIC code 3423 (Hand and Edge Tools, NEC).

(4) Interest rate on debt is based on Spear's current UK overdraft facilities at UK base rate + 1%.

Sources of information: Company financials, projections & management, Ibbotson 2007 SBBI (including September 2006 update) and Federal Reserve Board.

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Danaher Corp. Overview ($ in thousands, except per share)

Company Information

Danaher Corp. (NYSE - DHR)	Market Data as of Jun 11, 2007				Shareholder Data	
2099 Pennsylvania Avenue NW, 12th Floor, Washington, District Of	Closing price	$ 72.32	52 Week Low - High Close	$60.34 - $75.76	Institutional Holders	76.9%
	Market Value (MV)	$ 23,683,498	Shares Outs. (thous)	327,482	Insider Holders	12.7%
www.danaher.com	Enterprise Value (EV)	$ 26,093,508	Avg. Daily Vol. (thous)	1,447		

Company Description

Danaher Corporation engages in the design, manufacture, and marketing of professional, medical, industrial, and consumer products. It operates through four segments: Professional Instrumentation, Medical Technologies, Industrial Technologies, and Tools & Components. The Professional Instrumentation segment produces and sells compact, professional electronic test tools and calibration equipment; water quality instrumentation and consumables; and ultraviolet disinfection systems; and retail/commercial petroleum products and services, including underground storage tank leak detection and vapor recovery systems. The Medical Technologies segment designs and manufactures critical care diagnostic instruments, high-precision optical systems for the analysis of microstructures, and a range of products used by dental professionals. The Industrial Technologies segment manufactures products and sub-systems that are incorporated by customers and systems integrators into production and packaging lines, and by original equipment manufacturers into various end-products and systems. It offers product identification equipment and consumables; motion, position, speed, temperature, level instruments, and sensing devices; power switches and controls; power protection products; liquid flow and quality measuring devices; aerospace safety devices and defense articles; and electronic and mechanical counting and controlling devices. The Tools & Components segment produces and distributes general purpose and specialty mechanics' hand tools, as well as toolboxes and storage devices; diesel engine retarders; wheel service equipment; and drill chucks. Danaher sells its products primarily in the United States, Europe, and Asia. The company, formerly known as DMG, Inc., was founded in 1969. It changed its name to Diversified Mortgage Investors, Inc. in 1978 and to Danaher

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	20.4x	2.61x	13.8x	
CY07	19.2x	2.43x	13.2x	
CY08	17.1x	2.28x	11.9x	
CY09	15.3x	2.11x	11.0x	
Consensus Estimates (No. Est.):				
CY07	$3.77 (20)	$10,730,960 (15)	$1,977,910 (10)	18%
CY08	$4.24 (19)	$11,433,560 (14)	$2,184,790 (9)	19%
CY09	$4.73 (4)	$12,338,000 (3)	$2,365,790 (4)	19%

Long Term EPS Growth Estimate -- 15.5% (14)

Valuation Multiple Graphs

EV / Revenue
EV / EBITDA
31-Dec-04
31-Dec-05
31-Dec-06
30-Mar-07
11-Jun-07

Historical Share Price & Volume (thous)

One Year Relative Performance -- DHR 14.9% vs. Russell 3000 Index 20.0%   Beta -- 0.70238

Financial Analysis

Effectiveness and Efficiency	30-Mar-07	31-Dec-06	31-Dec-05
Asset Turnover	0.8x	0.9x	0.9x
Days Sales Outstanding	61.2	58.6	64.4
Days Inventory Outstanding	67.8	62.4	66.5
Days Payable Outstanding	62.8	59.2	63.1
Normalized Return on Avg Assets	8.9%	10.1%	na
Normalized Return on Avg Common Equity	16.9%	19.0%	na
Financial Strength			
Current Ratio	1.6	1.4	1.3
Debt, PS & UPL / Total Capitalization	27.0%	29.0%	18.8%
Debt, PS & UPL / TIC	9.9%	10.3%	4.5%
Debt / EBITDA	1.2x	1.4x	0.7x
Debt / EBITDA-CAPEX	1.3x	1.5x	0.8x
EBITDA / Interest Expense	21.1x	24.9x	47.8x
EBITDA-CAPEX / Interest Expense	19.6x	23.1x	44.4x

Financial Summary with Growth and Margin Analysis

	As of & LTM	As of & Fiscal Years Ended		
Income and Cashflow	30-Mar-07	31-Dec-06	31-Dec-05	31-Dec-04
Revenue	$ 10,008,783	$ 9,596,404	$ 7,984,704	$ 6,889,301
Gross Profit	$ 4,479,096	$ 4,243,383	$ 3,456,015	$ 2,892,665
Normalized EBITDA	$ 1,891,259	$ 1,788,374	$ 1,444,942	$ 1,267,864
Normalized EBIT	$ 1,656,971	$ 1,571,184	$ 1,267,970	$ 1,111,736
Normalized NI to Common	$ 1,154,819	$ 1,111,167	$ 897,745	$ 744,942
Normalized Diluted EPS	$ 3.54	$ 3.42	$ 2.74	$ 2.27
Full Time Employees	na	45,000	40,000	35,000
Balance Sheet				
Working Capital	$ 1,207,579	$ 935,346	$ 676,433	
Cash & Mkt Securities	$ 197,564	$ 317,810	$ 315,551	
Total Debt	$ 2,607,574	$ 2,715,946	$ 1,179,392	
Common Equity	$ 7,046,748	$ 6,644,660	$ 5,080,350	
Total Assets	$ 13,088,218	$ 12,864,151	$ 9,163,109	
Margins				
Gross Margin	44.8%	44.2%	43.3%	42.0%
Normalized EBITDA	18.9%	18.6%	18.1%	18.4%
Normalized EBIT	16.6%	16.4%	15.9%	16.1%
Normalized NI to Common	11.5%	11.6%	11.2%	10.8%
Growth				
Revenue	4.3%	20.2%	15.9%	
Normalized EBITDA	5.8%	23.8%	14.0%	
Normalized EBIT	5.5%	23.9%	14.1%	
Normalized NI to Common	3.9%	23.8%	20.5%	
Normalized Diluted EPS	3.5%	24.8%	20.7%	
Common Equity	6.1%	30.8%		

Sources of information: SEC Edgar Filings, Reuters & PT consall via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Danaher Corp. Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of 30-Mar-07	As of 31-Dec-06	As of 31-Dec-05
Assets			
Cash & Mkt. Securities	$ 197,564	$ 317,810	$ 315,551
Accounts Receivable	1,682,874	1,674,970	1,407,858
Inventory	1,050,106	1,005,360	825,263
Other Current Assets	375,530	396,762	396,347
Total Current Assets	3,306,074	3,394,902	2,945,019
PPE, net	888,708	874,368	748,172
Intangibles, net	8,598,090	8,294,447	5,309,138
Long Term Investments	-	-	-
Other Assets	295,346	300,434	160,780
Total Assets	$ 13,088,218	$ 12,864,151	$ 9,163,109
Liabilities & Equity			
Accounts Payable	$ 949,344	$ 952,337	$ 782,854
Accrued Expenses	1,118,641	770,694	621,973
Short Term Debt & Capital Leases	30,510	10,855	183,951
Other Current Liabilities	-	725,670	679,808
Total Current Liabilities	2,098,495	2,459,556	2,268,586
Other LT Liabilities	1,648,146	1,337,074	956,402
Long Term Debt	2,294,834	2,422,861	857,771
Long Term Capital Leases	-	-	-
Minority Interest	-	-	-
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	6,041,475	6,219,491	4,082,759
Common Equity	7,046,743	6,644,660	5,080,350
Total Liabilities & Equity	$ 13,088,218	$ 12,864,151	$ 9,163,109
Per Share			
Common Shares Outstanding (thous)	342,097	308,242	305,571
Cash Value per Common Share	$ 0.58	$ 1.03	$ 1.03
Common Book Value per Share	$ 20.60	$ 21.56	$ 16.63
Common Tangible Book Value per Share	$ (4.53)	$ (6.35)	$ (0.75)
Capitalization			
Debt	$ 2,325,344	$ 2,433,716	$ 1,041,722
Unfunded Pension Liability, Net of Taxes	$ 282,230	$ 282,230	$ 137,670
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 2,607,574	$ 2,715,946	$ 1,179,392
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 2,607,574	$ 2,715,946	$ 1,179,392
Net Debt	$ 2,410,010	$ 2,398,136	$ 863,841
Total Capitalization	$ 9,654,317	$ 9,360,606	$ 6,259,742
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	23,959	23,959	23,392
Weighted Average Exercise Price	$ 39.65	$ 39.65	$ 34.14

Income Statement and Cashflow Data

	LTM 30-Mar-07	Fiscal Years Ended 31-Dec-06	31-Dec-05	31-Dec-04
Income Statement				
Revenue	$ 10,008,783	$ 9,596,404	$ 7,984,704	$ 6,889,301
Other Revenue	-	-	-	-
Total Revenue	10,008,783	9,596,404	7,984,704	6,889,301
Cost of Revenue	5,529,687	5,353,021	4,528,689	3,996,636
Gross Profit	4,479,096	4,243,383	3,456,015	2,892,665
Selling, General & Administrative	2,895,419	2,741,769	2,175,751	1,795,673
Other Operating	(2,379)	(2,379)	19,796	(6,641)
Operating Income	1,586,056	1,503,993	1,260,468	1,103,633
Income / (Loss) from Affiliates	-	-	-	-
Interest Income / (Expense), net	(89,728)	(71,821)	(30,226)	(47,416)
Other Income / (Expense), net	-	-	-	-
Pre-tax Income	1,496,328	1,432,172	1,230,242	1,056,217
Taxes	341,509	321,005	332,497	311,275
After-tax Income	1,154,819	1,111,167	897,746	744,942
Minority Interest	-	-	-	-
Normalized Net Income	1,154,819	1,111,167	897,746	744,942
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 1,154,819	$ 1,111,167	$ 897,745	$ 744,942
Cashflow				
Stock Based Compensation	$ 70,915	$ 67,191	$ 7,502	$ 8,103
Normalized EBIT	$ 1,656,971	$ 1,571,184	$ 1,267,970	$ 1,111,736
Depreciation & Amortization	$ 234,288	$ 217,190	$ 176,972	$ 156,128
Normalized EBITDA	$ 1,891,259	$ 1,788,374	$ 1,444,942	$ 1,267,864
CAPEX, net	$ 131,989	$ 127,718	$ 102,423	$ 85,012
Norm. EBITDA - CAPEX, net	$ 1,759,270	$ 1,660,656	$ 1,342,519	$ 1,182,852
Periodic Pension Expense	$ 36,900	$ 36,600	$ 21,100	$ 22,200
Normalized EBITDAP	$ 1,928,159	$ 1,824,974	$ 1,466,042	$ 1,290,064
GAAP Operating Cash Flow	$ 1,532,927	$ 1,547,251	$ 1,203,801	$ 1,033,216
CAPEX, net to Revenue	1.3%	1.3%	1.3%	1.2%
Working Capital to Revenue	12.1%	9.7%	8.5%	
EPS Calculations				
Basic Rptd Wgt. Avg Shrs Out (thous)	308,692	307,984	308,905	308,964
Normalized Basic EPS	$ 3.74	$ 3.61	$ 2.91	$ 2.41
Reported Basic EPS	$ 3.76	$ 3.64	$ 2.91	$ 2.41
Diluted Rptd Wgt. Avg Shrs Out (thous)	326,227	325,251	327,983	327,701
Normalized Diluted EPS	$ 3.54	$ 3.42	$ 2.74	$ 2.27
Reported Diluted EPS	$ 3.56	$ 3.46	$ 2.74	$ 2.28

Notes

- Acquired 96.58% stake in Vision Systems Ltd. for $687.93 million AUD in October 2006 (closed Jan 4, 2007)
- Entered into agreement to acquire ChemTreat for $435 mm on 5/24/07. Acquired Sybron Dental for $2,048.9 mm in May 2006
- On 7/21/06, a financing subsidiary of the company issued approx. $630 million of 4.5% guaranteed notes in a private placement used to pay down portion of company's outstanding commercial paper and for general corporate purposes
- In LFY acquisitions accounted for approx. 13% of 20% total revenue growth (acquired numerous smaller companies)
- For FY06, 54% of revenue from U.S., 15% from Germany, 4% from U.K. and rest from other areas
- Other unusual gain/(expense) includes a gain on sale of First Technology Shares in 2006, and a litigation charge in 2005 re: business matters that occurred pre-ownership of the industrial technologies business and a real estate gain
- Restructuring in LTM is due to impairment of a minority interest in a medical technologies company
- Completed five acquisitions in Q1 2007 and the acquisition of the remaining shares of Vision not owned
- Unfunded pension liab/periodic pension exp includes unfunded pension/periodic exp re: def benefit post-retirement health plans

Normalized Reconciliation

	LTM 30-Mar-07	31-Dec-06	31-Dec-05	31-Dec-04
Restructuring/Goodwill Impairment	$ (4,500)	$ -	$ (11,000)	$ -
Other Unusual (Expense) Gain Items	14,000	14,000	15,200	1,500
Tax Shelter (Charge) on Unusual Items	(3,205)	(3,138)	(4,146)	(442)
Unusual (Exp) Gain Items, net of Taxes	6,295	10,862	55	1,058
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-
Total Reconciling Items, net of Taxes	$ 6,295	$ 10,862	$ 55	$ 1,058
Reported Income Tax (Benefit)	$ 344,714	$ 324,143	$ 336,642	$ 311,717
Reported Net Income (Loss)	$ 1,161,114	$ 1,122,029	$ 897,800	$ 746,000

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Black & Decker Corp. Overview ($ in thousands, except per share)

Company Information

Black & Decker Corp. (NYSE - BDK)	Market Data as of Jun 11, 2007					Shareholder Data	
701 East Joppa Road, Towson,	Closing price	$	89.65	52 Week Low - High Close	$64.88 - $95.07	Institutional Holders	88.1%
Maryland, 21286, United States	Market Value (MV)	$	6,093,418	Shares Out. (thous)	67,967	Insider Holders	1.0%
www.bdk.com	Enterprise Value (EV)	$	7,732,028	Avg. Daily Vol. (thous)	965		

Company Description

The Black & Decker Corporation manufactures and markets power tools and accessories, hardware and home improvement products, and technology-based fastening systems worldwide. Its Power Tools and Accessories segment offers power tools and equipment, such as drills, screwdrivers, impact wrenches and drivers, hammers, wet/dry vacuums, lights, radio/chargers, saws, grinders, band saws, plate joiners, jointers, lathes, dust management systems, routers, planers, sanders, benchtop and stationary machinery, air tools, building instruments, air compressors, generators, laser products, jobsite security systems, and project centers and related products. It also provides lawn and garden tools, including hedge trimmers, string trimmers, lawn mowers, edgers, pruners, shears, shrubbers, blower/vacuums, power sprayers, pressure washers, and related accessories, and consumer portable power products comprising inverters, jump-starters, vehicle battery chargers, and rechargeable spotlights. Further, this segment provides stick, canister, and hand-held vacuums, as well as flexible flashlights and wet scrubbers, power tool accessories, such as drill bits, hammer bits, router bits, hacksaws and blades, circular saw blades, jig and reciprocating saw blades, screwdriver bits and quick-change systems, bonded and other abrasives, and worksite tool belts and bags, replacement parts, and repair and maintenance services. The company's Hardware and Home Improvement segment provides door locksets, electronic keyless entry systems, exit devices, keying systems, general hardware, decorative hardware, hinges, and brass ornaments, and plumbing products, such as lavatory, kitchen, and tub and shower faucets, as well as bath and kitchen accessories, and replacement parts.

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	13.3x	1.19x	8.4x	
CY07	13.8x	1.20x	9.2x	
CY08	12.6x	1.18x	8.9x	
CY09	11.0x	1.12x	7.9x	
Consensus Estimates (No. Est.):				
CY07	$6.48 (12)	$6,436,910 (8)	$837,760 (7)	13.0%
CY08	$7.10 (12)	$6,538,860 (8)	$873,220 (7)	13.4%
CY09	$8.14 (2)	$6,885,000 (1)	$978,890 (2)	14.2%

Long Term EPS Growth Estimate -- 8.8% (5)

Valuation Multiple Graphs

EV / Revenue
EV/EBITDA

Historical Share Price & Volume (thous)

$100.00
$80.00
$60.00
$40.00
$20.00
$-
10,000
8,000
6,000
4,000
2,000
-

One Year Relative Performance -- BDK 10.7% vs. Russell 3000 Index 20.0% Beta -- 0.99033

Financial Analysis

Effectiveness and Efficiency	01-Apr-07	31-Dec-06	31-Dec-05
Asset Turnover	1.2x	1.2x	1.1x
Days Sales Outstanding	65.9	64.5	63.3
Days Inventory Outstanding	93.1	91.7	91.0
Days Payable Outstanding	44.2	40.2	40.5
Normalized Return on Avg Assets	9.1%	8.8%	na
Normalized Return on Avg Common Equity	41.2%	35.7%	na
Financial Strength			
Current Ratio	1.5	1.5	1.5
Debt, PS & UPL / Total Capitalization	61.4%	61.9%	57.4%
Debt, PS & UPL / TIC	23.4%	23.7%	26.5%
Debt / EBITDA	1.7x	1.7x	1.8x
Debt / EBITDA-CAPEX	1.9x	1.9x	2.0x
EBITDA / Interest Expense	11.3x	12.5x	21.5x
EBITDA-CAPEX / Interest Expense	10.2x	11.3x	19.3x

Financial Summary with Growth and Margin Analysis

	As of & LTM		As of & Fiscal Years Ended				
Income and Cashflow	01-Apr-07		31-Dec-06		31-Dec-05		31-Dec-04
Revenue	$ 6,495,600	$	6,447,300	$	6,523,700	$	5,398,400
Gross Profit	$ 2,258,500	$	2,241,500	$	2,317,100	$	1,965,500
Normalized EBITDA	$ 924,000	$	924,500	$	975,600	$	790,100
Normalized EBIT	$ 769,300	$	769,600	$	825,000	$	647,600
Normalized NI to Common	$ 481,100	$	486,100	$	477,200	$	430,700
Normalized Diluted EPS	$ 6.74	$	6.55	$	5.86	$	5.31
Full Time Employees	na		25,500		27,200		26,200
Balance Sheet							
Working Capital	$ 964,500	$	923,800	$	1,097,200		
Cash & Mkt Securities	$ 226,300	$	233,300	$	967,600		
Total Debt	$ 1,864,910	$	1,889,710	$	2,108,570		
Common Equity	$ 1,171,300	$	1,163,600	$	1,563,200		
Total Assets	$ 5,275,000	$	5,247,700	$	5,842,400		
Margins							
Gross Margin	34.8%		34.8%		35.5%		36.4%
Normalized EBITDA	14.2%		14.3%		15.0%		14.6%
Normalized EBIT	11.8%		11.9%		12.6%		12.0%
Normalized NI to Common	7.4%		7.5%		7.3%		8.0%
Growth							
Revenue	0.7%		-1.2%		20.8%		
Normalized EBITDA	-0.1%		-5.2%		23.5%		
Normalized EBIT	0.0%		-6.7%		27.4%		
Normalized NI to Common	-1.0%		1.9%		10.8%		
Normalized Diluted EPS	2.9%		11.8%		10.4%		
Common Equity	0.7%		-25.6%				

Source of information: SEC Edgar Filings, Reuters & PT consolidated via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Black & Decker Corp. Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of	As of	
	01-Apr-07	31-Dec-06	31-Dec-05
Assets			
Cash & Mkt Securities	$ 226,300	$ 233,300	$ 967,600
Accounts Receivable	1,195,300	1,149,600	1,130,600
Inventory	1,098,700	1,063,500	1,049,100
Other Current Assets	243,300	257,000	200,100
Total Current Assets	2,763,600	2,703,400	3,347,400
PPE, net	602,500	622,200	668,800
Intangibles, net	1,188,700	1,473,900	1,376,800
Long Term Investments	-	-	-
Other Assets	720,200	448,200	449,400
Total Assets	$ 5,275,000	$ 5,247,700	$ 5,842,400
Liabilities & Equity			
Accounts Payable	$ 567,900	$ 468,500	$ 466,800
Accrued Expenses	-	561,300	640,100
Short Term Debt & Capital Leases	384,400	409,100	722,200
Other Current Liabilities	846,800	350,700	421,100
Total Current Liabilities	1,799,100	1,779,600	2,250,200
Other LT Liabilities	1,134,400	1,134,200	998,700
Long Term Debt	1,170,200	1,170,300	1,030,300
Long Term Capital Leases	-	-	-
Minority Interest	-	-	-
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	4,103,700	4,084,100	4,279,200
Common Equity	1,171,300	1,163,600	1,563,200
Total Liabilities & Equity	$ 5,275,000	$ 5,247,700	$ 5,842,400
Per Share			
Common Shares Outstanding (thous)	65,698	66,735	77,357
Cash Value per Common Share	$ 3.44	$ 3.50	$ 12.51
Common Book Value per Share	$ 17.83	$ 17.44	$ 20.21
Common Tangible Book Value per Share	$ (0.26)	$ (4.65)	$ 2.41
Capitalization			
Debt	$ 1,554,600	$ 1,579,400	$ 1,752,500
Unfunded Pension Liability, Net of Taxes	$ 310,310	$ 310,310	$ 356,070
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 1,864,910	$ 1,889,710	$ 2,108,570
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 1,864,910	$ 1,889,710	$ 2,108,570
Net Debt	$ 1,638,610	$ 1,656,410	$ 1,140,970
Total Capitalization	$ 3,036,210	$ 3,053,310	$ 3,671,770
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	6,036	6,036	6,272
Weighted Average Exercise Price	$ 55.68	$ 55.68	$ 49.86

Income Statement and Cashflow Data

	LTM	Fiscal Years Ended		
	01-Apr-07	31-Dec-06	31-Dec-05	31-Dec-04
Income Statement				
Revenue	$ 6,495,600	$ 6,447,300	$ 6,523,700	$ 5,398,400
Other Revenue	-	-	-	-
Total Revenue	6,495,600	6,447,300	6,523,700	5,398,400
Cost of Revenue	4,237,100	4,205,800	4,206,600	3,432,900
Gross Profit	2,258,500	2,241,500	2,317,100	1,965,500
Selling, General & Administrative	1,516,700	1,501,100	1,522,200	1,352,300
Other Operating	-	-	-	-
Operating Income	741,800	740,400	794,900	613,200
Income / (Loss) from Affiliates	-	-	-	-
Interest Income / (Expense), net	(81,600)	(73,800)	(45,400)	(22,100)
Other Income / (Expense), net	(3,300)	(2,200)	(3,400)	(2,800)
Pre-tax Income	656,900	664,400	746,100	588,300
Taxes	175,800	178,300	268,900	157,600
After-tax Income	481,100	486,100	477,200	430,700
Minority Interest	-	-	-	-
Normalized Net Income	481,100	486,100	477,200	430,700
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 481,100	$ 486,100	$ 477,200	$ 430,700
Cashflow				
Stock Based Compensation	$ 27,500	$ 29,200	$ 30,100	$ 34,400
Normalized EBIT	$ 769,300	$ 769,600	$ 825,000	$ 647,600
Depreciation & Amortization	$ 154,700	$ 154,900	$ 150,600	$ 142,500
Normalized EBITDA	$ 924,000	$ 924,500	$ 975,600	$ 790,100
CAPEX, net	$ 88,100	$ 89,900	$ 98,400	$ 91,800
Norm. EBITDA - CAPEX, net	$ 835,900	$ 834,600	$ 877,200	$ 698,300
Periodic Pension Expense	$ 71,900	$ 72,000	$ 54,000	$ 34,400
Normalized EBITDAP	$ 995,900	$ 996,500	$ 1,029,600	$ 824,500
GAAP Operating Cash Flow	$ 781,000	$ 622,700	$ 614,100	$ 604,600
CAPEX, net to Revenue	1.4%	1.4%	1.5%	1.7%
Working Capital to Revenue	14.8%	14.3%	16.8%	
EPS Calculation				
Basic Rptd Wgt Avg Shrs Out (thous)	69,375	72,100	79,200	79,800
Normalized Basic EPS	$ 6.93	$ 6.74	$ 6.03	$ 5.40
Reported Basic EPS	$ 6.93	$ 6.74	$ 6.72	$ 5.58
Diluted Rptd Wgt Avg Shrs Out (thous)	71,425	74,200	81,400	81,100
Normalized Diluted EPS	$ 6.74	$ 6.55	$ 5.86	$ 5.31
Reported Diluted EPS	$ 6.74	$ 6.55	$ 6.54	$ 5.49

Notes

- Sales 64% in U.S., 21% in Europe and 15% in other regions
- Acquired Vector Products in March 2006 for $160 million and a number of companies in 2004 including Porter Tools Group for $796 million
- Raised $296.8 million through straight debt offering in November 2006
- Increased authorization to equity buyback by three million shares on Feb 8, 2007
- Other unusual gain in 2005 is the receipt of a payment relating to the settlement of environmental and product liability coverage litigation with an insurer

Normalized Reconciliation

	01-Apr-07	31-Dec-06	31-Dec-05	31-Dec-04
Restructuring/Goodwill Impairment	$ -	$ -	$ -	$ -
Other Unusual (Expense) Gain Items	-	-	55,000	-
Tax Shelter (Charge) on Unusual Items	-	-	-	-
Unusual (Exp) Gain Items, net of Taxes	-	-	55,000	-
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	-	-	(100)	14,900
Total Recurring Items, net of Taxes	$ -	$ -	$ 54,900	$ 14,900
Reported Income Tax (Benefit)	$ 175,800	$ 178,300	$ 268,900	$ 157,600
Reported Net Income (Loss)	$ 481,100	$ 486,100	$ 532,100	$ 445,600

Sources of information: SEC Edgar Filings, Reuters & PT internal via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Company Information

Snap-on Inc. (NYSE - SNA)	Market Data as of Jun 11, 2007				Shareholder Data	
2801 80th Street, Kenosha, Wisconsin,	Closing price	$ 52.87	52 Week Low - High Close	$35.58 - $55.92	Institutional Holders	86.7%
53141, United States	Market Value (MV)	$ 3,107,381	Shares Outs. (thous)	58,774	Insider Holders	1.0%
www.snapon.com	Enterprise Value (EV)	$ 3,743,171	Avg. Daily Vol. (thous)	411		

Company Description

Snap-on Incorporated manufactures and markets tools, diagnostic, and equipment solutions for professional tool and equipment users. The company offers Tools and Equipment categories. Tools product category comprises various hand tools, including wrenches, screwdrivers, sockets, pliers, ratchets, saws and cutting tools, pruning tools, and torque measuring instruments; power tools consisting of pneumatic, cordless, and corded tools, such as impact wrenches, ratchets, chisels, drills, sanders, and polishers; and tool storage units comprising tool chests, roll cabinets, and other similar products. Equipment product category includes various solutions for the diagnosis and service of automotive and industrial equipment. Snap-on's products under this category include engine analyzers, air conditioning service equipment, brake service equipment, fluid exchange equipment, wheel balancing and alignment equipment, transmission troubleshooting equipment, safety testing equipment, battery chargers, lifts and hoists, diagnostics equipment, and service and collision repair equipment. Equipment product category also comprises service and repair information products, diagnostic services, electronic parts catalogs, business management systems, point-of-sale systems, integrated systems for vehicle service shops, equipment repair services, purchasing facilitation services, and warranty management systems and analytics to help dealerships manage and track performance. The company also offers software, services, and systems that transform technical data for parts catalogs into electronic information, and financial services to its customers. Snap-on markets its products and services directly, via distributors and the Internet in the USA, Australia, Canada, the People's Republic of China, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK.

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	17.4x	1.42x	11.3x	
CY07	19.3x	1.31x	10.4x	
CY08	17.1x	1.22x	9.3x	
CY09	15.0x	1.13x	8.4x	
Consensus Estimates (No. Est.):				
CY07	$2.75 (4)	$2,866,760 (2)	$358,560 (1)	12.5%
CY08	$3.10 (4)	$3,064,230 (2)	$400,850 (1)	13.1%
CY09	$3.53 (2)	$3,305,270 (1)	$447,210 (1)	13.5%

Long Term EPS Growth Estimate -- 10.7% (3)

Valuation Multiple Graphs

EV/Revenue
0.87x
0.98x
1.32x
1.35x
1.42x
01-Jan-05
31-Dec-05
30-Dec-06
31-Mar-07
11-Jun-07
EV/EBITDA
9.2x
9.7x
10.7x
11.3x

Historical Share Price & Volume (thous)

$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
2,500
2,000
1,500
1,000
500
-
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

One Year Relative Performance -- SNA 33.6% vs. Russell 3000 Index 20.0%   Beta -- 1.43231

Financial Analysis

Effectiveness and Efficiency	31-Mar-07	30-Dec-06	31-Dec-05
Asset Turnover	1.0x	1.1x	1.2x
Days Sales Outstanding	69.2	67.4	67.2
Days Inventory Outstanding	80.5	78.4	78.1
Days Payable Outstanding	46.1	40.6	37.3
Normalized Return on Avg Assets	6.7%	6.9%	na
Normalized Return on Avg Common Equity	16.6%	15.7%	na
Financial Strength			
Current Ratio	1.6	1.6	2.1
Debt, PS & UPL / Total Capitalization	38.0%	37.8%	28.3%
Debt, PS & UPL / TIC	17.9%	17.5%	10.2%
Debt / EBITDA	1.7x	1.9x	0.9x
Debt / EBITDA-CAPEX	1.9x	2.2x	1.1x
EBITDA / Interest Expense	12.2x	14.2x	11.0x
EBITDA-CAPEX / Interest Expense	10.6x	12.3x	9.6x

Financial Summary with Growth and Margin Analysis

	As of & LTM	As of & Fiscal Years Ended		
Income and Cash flow	31-Mar-07	30-Dec-06	31-Dec-05	01-Jan-05
Revenue	$ 2,640,800	$ 2,522,400	$ 2,362,200	$ 2,407,200
Gross Profit	$ 1,168,100	$ 1,111,000	$ 1,038,600	$ 1,059,400
Normalized EBITDA	$ 332,400	$ 293,100	$ 238,600	$ 228,300
Normalized EBIT	$ 276,500	$ 241,200	$ 186,400	$ 167,300
Normalized NI to Common	$ 179,900	$ 159,800	$ 111,300	$ 106,700
Normalized Diluted EPS	$ 3.04	$ 2.70	$ 1.91	$ 1.83
Full Time Employees	na	12,400	11,400	11,500
Balance Sheet				
Working Capital	$ 441,600	$ 431,200	$ 566,800	
Cash & Mkt Securities	$ 61,300	$ 63,400	$ 170,400	
Total Debt	$ 697,090	$ 682,090	$ 402,800	
Common Equity	$ 1,093,200	$ 1,076,300	$ 962,200	
Total Assets	$ 2,680,400	$ 2,654,500	$ 2,008,400	
Margins				
Gross Margin	44.2%	44.0%	44.0%	44.0%
Normalized EBITDA	12.6%	11.6%	10.1%	9.5%
Normalized EBIT	10.5%	9.6%	7.9%	6.9%
Normalized NI to Common	6.8%	6.3%	4.7%	4.4%
Growth				
Revenue	4.7%	6.8%	-1.9%	
Normalized EBITDA	13.4%	22.8%	4.5%	
Normalized EBIT	14.6%	29.4%	11.4%	
Normalized NI to Common	12.6%	43.6%	4.3%	
Normalized Diluted EPS	12.6%	41.4%	4.4%	
Common Equity	1.6%	11.9%		

Source of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Snap-on Inc. Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of 31-Mar-07	As of 30-Dec-06	31-Dec-05
Assets			
Cash & Mkt Securities	$ 61,300	$ 63,400	$ 170,400
Accounts Receivable	504,300	496,800	434,900
Inventory	326,900	323,000	283,200
Other Current Assets	235,900	230,000	184,400
Total Current Assets	1,128,400	1,113,200	1,072,900
PPE, net	296,800	297,100	295,500
Intangibles, net	1,026,800	1,033,900	462,300
Long Term Investments	-	-	-
Other Assets	228,400	210,300	177,700
Total Assets	$ 2,680,400	$ 2,654,500	$ 2,008,400
Liabilities & Equity			
Accounts Payable	$ 193,300	$ 178,800	$ 135,400
Accrued Expenses	331,700	348,000	241,800
Short Term Debt & Capital Leases	60,300	43,600	24,800
Other Current Liabilities	101,500	111,600	104,100
Total Current Liabilities	686,800	682,000	506,100
Other LT Liabilities	379,700	373,800	322,000
Long Term Debt	503,900	505,600	201,700
Long Term Capital Leases	-	-	-
Minority Interests	16,800	16,800	16,400
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	1,587,200	1,578,200	1,046,200
Common Equity	1,093,200	1,076,300	962,200
Total Liabilities & Equity	$ 2,680,400	$ 2,654,500	$ 2,008,400
Per Share			
Common Shares Outstanding (thous)	57,952	58,171	57,958
Cash Value per Common Share	$ 1.06	$ 1.09	$ 2.94
Common Book Value per Share	$ 18.86	$ 18.50	$ 16.60
Common Tangible Book Value per Share	$ 1.15	$ 0.73	$ 8.63
Capitalization			
Debt	$ 564,200	$ 549,200	$ 226,500
Unfunded Pension Liability, Net of Taxes	$ 116,090	$ 116,090	$ 159,900
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 680,290	$ 665,290	$ 386,400
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 697,090	$ 682,090	$ 402,800
Net Debt	$ 635,790	$ 618,690	$ 232,400
Total Capitalization	$ 1,790,290	$ 1,758,390	$ 1,365,000
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	2,800	2,800	na
Weighted Average Exercise Price	$ 33.39	$ 33.39	na

Income Statement and Cash Flow Data

	LTM 31-Mar-07	Fiscal Years Ended 30-Dec-06	31-Dec-05	01-Jan-05
Income Statement				
Revenue	$ 2,589,600	$ 2,473,400	$ 2,308,600	$ 2,329,100
Other Revenue	51,200	49,000	53,600	78,100
Total Revenue	2,640,800	2,522,400	2,362,200	2,407,200
Cost of Revenue	1,472,700	1,411,400	1,323,600	1,347,800
Gross Profit	1,168,100	1,111,000	1,038,600	1,059,400
Selling, General & Administrative	910,000	886,400	852,200	892,100
Other Operating	-	-	-	-
Operating Income	258,100	224,600	186,400	167,300
Income / (Loss) from Affiliates	1,200	-	-	-
Interest Income / (Expense), net	(27,300)	(20,600)	(21,700)	(23,000)
Other Income / (Expense), net	5,600	5,300	5,300	3,100
Pre-tax Income	237,600	209,300	170,000	147,400
Taxes	53,700	45,800	55,100	38,700
After-tax Income	183,900	163,500	114,900	108,700
Minority Interest	(4,000)	(3,700)	(3,600)	(2,000)
Normalized Net Income	179,900	159,800	111,300	106,700
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 179,900	$ 159,800	$ 111,300	$ 106,700
Cash Flow				
Stock Based Compensation	$ 17,200	$ 16,600	$ -	$ -
Normalized EBIT	$ 276,500	$ 241,200	$ 186,400	$ 167,300
Depreciation & Amortization	$ 55,900	$ 51,900	$ 52,200	$ 61,000
Normalized EBITDA	$ 332,400	$ 293,100	$ 238,600	$ 228,300
CAPEX, net	$ 42,000	$ 38,800	$ 31,200	$ 21,400
Norm. EBITDA - CAPEX, net	$ 290,400	$ 254,300	$ 207,400	$ 206,900
Periodic Pension Expense	$ 23,800	$ 26,700	$ 26,300	$ 23,600
Normalized EBITDAP	$ 356,200	$ 319,800	$ 264,900	$ 251,900
GAAP Operating Cash Flow	$ 202,900	$ 203,400	$ 221,100	$ 146,800
CAPEX, net to Revenue	1.6%	1.6%	1.4%	0.9%
Working Capital to Revenue	17.1%	17.4%	24.6%	
EPS Calculations				
Basic Rptd Wtg. Avg Shrs Out. (thous)	58,300	58,300	57,800	57,900
Normalized Basic EPS	$ 3.09	$ 2.74	$ 1.93	$ 1.84
Reported Basic EPS	$ 2.01	$ 1.72	$ 1.61	$ 1.41
Diluted Rptd Wtg. Avg Shrs Out. (thous)	59,186	59,200	58,400	58,300
Normalized Diluted EPS	$ 3.04	$ 2.70	$ 1.91	$ 1.83
Reported Diluted EPS	$ 1.98	$ 1.69	$ 1.59	$ 1.40

Notes

- Acquired ProQuest Business Solutions for $481 million in Nov 2006
- Filed shelf registration of $300 million effective as of January 9, 2007 and completed straight debt offering for $300 million
- Other unusual expense in 2006 is legal settlement with former franchisees
- 56% of revenue from U.S., 30% from Europe and rest from elsewhere
- On April 27, 2007 offered a follow-on equity offering of $0.25 mm
- Unfunded pension liability and periodic pension expense also includes unfunded portion and periodic expenses related to defined benefit post-retirement health care plans
- Entered into agreement to sell its Sun Electric Systems business in the Netherlands for a nominal cash purchase price on 5/18/07

Normalized Reconciliation

	LTM 31-Mar-07	30-Dec-06	31-Dec-05	01-Jan-05
Restructuring/Goodwill Impairment	$ (24,900)	$ (21,700)	$ (18,400)	$ (21,700)
Other Unusual (Expense) Gain Items	(38,000)	(38,000)	-	(3,300)
Tax Shelter (Charge) on Unusual Items	-	-	-	-
Unusual (Exp) Gain Items, net of Taxes	(62,900)	(59,700)	(18,400)	(25,000)
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-
Total Reconciling Items, net of Taxes	$ (62,900)	$ (59,700)	$ (18,400)	$ (25,000)
Reported Income Tax (Benefit)	$ 53,700	$ 45,800	$ 55,100	$ 38,700
Reported Net Income (Loss)	$ 117,000	$ 100,100	$ 92,900	$ 81,700

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Stanley Works Overview ($ in thousands, except per share)

Company Information

Stanley Works (NYSE - SWK)	Market Data as of Jun 11, 2007					Shareholder Data	
1000 Stanley Drive, New Britain, Connecticut, 06053, United States	Closing price	$	59.97	52 Week Low - High Close	$41.01 - $62.93	Institutional Holders	80.8%
	Market Value (MV)	$	5,115,681	Shares Outs. (thous)	85,304	Insider Holders	0.3%
www.stanleyworks.com	Enterprise Value (EV)	$	6,517,226	Avg. Daily Vol. (thous)	658		

Company Description

The Stanley Works produces various tools and security products worldwide. The company's Consumer Products segment manufactures hand tools, including measuring and leveling tools, planes, hammers, demolition tools, knives and blades, screwdrivers, saws, chisels, and consumer tackers and staples, as well as electronic leveling and measuring devices. This segment also offers consumer mechanics tools consisting of wrenches, sockets, metal tool boxes, and cabinets, storage units comprising plastic tool boxes and storage systems, and hardware that include hinges, gate hardware, cabinet pulls, hooks, braces, and shelf brackets. Its Industrial Tools segment offers mechanics tools and storage systems, including wrenches, sockets, electronic diagnostic tools, tool boxes, and industrial storage and retrieval systems, pneumatic tools and fasteners, which consist of fastening tools and fasteners used for construction, remodeling, furniture making, pallet manufacturing, and other applications, and plumbing, heating, air conditioning, and roofing tools comprising pipe wrenches, pliers, press fitting tools, and tubing cutters. This segment also provides hydraulic tools and accessories, including hand-held hydraulic tools and accessories, and mounted demolition hammers and compactors, assembly tools and systems comprising electric and pneumatic assembly tools, electronic leveling and measuring tools consisting of laser and optical leveling and measuring devices and accessories, and specialty tools for assembling, repairing, and testing electronic equipment. The company's Security Solutions segment provides access and security solutions, including security integration systems, software, related installation, maintenance, and monitoring services, automatic doors, door closers, exit devices, and locking mechanisms.

Valuation Analysis

		Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):					
	LTM	14.8x	1.58x	9.3x	
	CY07	14.9x	1.50x	8.9x	
	CY08	13.4x	1.45x	8.6x	
	CY09	12.5x	1.39x	8.3x	
Consensus Estimates (No. Est.):					
	CY07	$4.01 (9)	$4,358,020 (5)	$732,330 (4)	16.8%
	CY08	$4.46 (8)	$4,500,000 (5)	$758,630 (4)	16.9%
	CY09	$4.81 (2)	$4,681,000 (1)	$780,880 (2)	16.7%

Long Term EPS Growth Estimate -- 11.2% (6)

Valuation Multiple Graphs

EV/Revenue
1.37x
1.39x
1.34x
1.52x
1.58x
01-Jan-05
31-Dec-05
30-Dec-06
31-Mar-07
11-Jun-07

EV/EBITDA
9.6x
9.4x
9.2x
9.0x
8.8x
8.6x
8.4x
8.2x
8.0x
7.8x
7.6x
7.4x
8.1x
8.4x
8.1x
9.0x
9.3x
01-Jan-05
31-Dec-05
30-Dec-06
31-Mar-07
11-Jun-07

Historical Share Price & Volume (thous)

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
5,000
4,000
3,000
2,000
1,000
-
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

One Year Relative Performance -- SWK 33.1% vs. Russell 3000 Index 20.0%   Beta -- 1.10815

Financial Summary with Growth and Margin Analysis

Income and Cash Flow	As of & LTM 31-Mar-07	As of & Fiscal Years Ended 30-Dec-06	31-Dec-05	01-Jan-05
Revenue	$ 4,112,000	$ 4,018,600	$ 3,285,300	$ 2,997,400
Gross Profit	$ 1,525,900	$ 1,481,500	$ 1,181,300	$ 1,103,600
Normalized EBITDA	$ 698,700	$ 656,300	$ 544,100	$ 504,300
Normalized EBIT	$ 570,700	$ 535,200	$ 447,900	$ 412,300
Normalized NI to Common	$ 338,300	$ 327,500	$ 276,300	$ 244,600
Normalized Diluted EPS	$ 4.04	$ 3.91	$ 3.24	$ 2.90
Full Time Employees	na	17,600	15,800	14,100
Balance Sheet				
Working Capital	$ 445,700	$ 387,400	$ 950,300	
Cash & Mkt Securities	$ 210,800	$ 176,600	$ 657,800	
Total Debt	$ 1,612,346	$ 1,070,245	$ 1,143,695	
Common Equity	$ 1,566,200	$ 1,552,000	$ 1,444,900	
Total Assets	$ 4,640,400	$ 3,935,400	$ 3,545,100	
Margins				
Gross Margin	37.1%	36.9%	36.0%	36.8%
Normalized EBITDA	17.0%	16.3%	16.6%	16.8%
Normalized EBIT	13.9%	13.3%	13.6%	13.8%
Normalized NI to Common	8.2%	8.1%	8.4%	8.2%
Growth				
Revenue	2.3%	22.3%	9.6%	
Normalized EBITDA	6.5%	20.6%	7.9%	
Normalized EBIT	6.6%	19.5%	8.6%	
Normalized NI to Common	3.3%	18.5%	13.0%	
Normalized Diluted EPS	3.3%	20.7%	11.7%	
Common Equity	0.9%	7.4%		

Source of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

Financial Analysis

Effectiveness and Efficiency	31-Mar-07	30-Dec-06	31-Dec-05
Asset Turnover	1.0x	1.1x	0.9x
Days Sales Outstanding	68.9	61.7	67.7
Days Inventory Outstanding	85.7	76.2	79.9
Days Payable Outstanding	64.0	55.6	56.8
Normalized Return on Avg Assets	7.9%	8.8%	na
Normalized Return on Avg Common Equity	21.7%	21.9%	na
Financial Strength			
Current Ratio	1.3	1.3	2.1
Debt, PS & UPL / Total Capitalization	50.7%	40.8%	44.2%
Debt, PS & UPL / TIC	24.0%	15.9%	17.0%
Debt / EBITDA	2.2x	1.5x	2.0x
Debt / EBITDA-CAPEX	2.4x	1.6x	2.2x
EBITDA / Interest Expense	10.1x	10.1x	16.1x
EBITDA-CAPEX / Interest Expense	9.2x	9.4x	14.2x

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Stanley Works Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of	As of	
	31-Mar-07	30-Dec-06	31-Dec-05
Assets			
Cash & Mkt Securities	$ 210,800	$ 176,600	$ 657,800
Accounts Receivable	803,400	749,600	609,600
Inventory	615,700	598,900	460,700
Other Current Assets	111,700	113,400	97,500
Total Current Assets	1,741,600	1,638,500	1,825,600
PPE, net	568,200	559,400	467,100
Intangibles, net	2,188,500	1,621,500	1,060,400
Long Term Investments	-	-	-
Other Assets	142,100	116,000	192,000
Total Assets	$ 4,640,400	$ 3,935,400	$ 3,546,100
Liabilities & Equity			
Accounts Payable	$ 462,400	$ 445,200	$ 327,700
Accrued Expenses	501,400	413,200	286,000
Short Term Debt & Capital Leases	332,100	320,000	170,200
Other Current Liabilities	-	72,700	91,400
Total Current Liabilities	1,295,900	1,251,100	875,300
Other LT Liabilities	569,100	453,100	329,600
Long Term Debt	1,209,200	679,200	895,300
Long Term Capital Leases	-	-	-
Minority Interest	-	-	-
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	3,074,200	2,383,400	2,100,200
Common Equity	1,566,200	1,552,000	1,444,900
Total Liabilities & Equity	$ 4,640,400	$ 3,935,400	$ 3,546,100
Per Share			
Common Shares Outstanding (thous)	83,381	81,842	83,791
Cash Value per Common Share	$ 2.53	$ 2.16	$ 7.85
Common Book Value per Share	$ 18.78	$ 18.96	$ 17.24
Common Tangible Book Value per Share	$ (7.46)	$ (0.85)	$ 4.59
Capitalization			
Debt	$ 1,541,300	$ 999,200	$ 1,065,500
Unfunded Pension Liability, Net of Taxes	$ 71,046	$ 71,045	$ 78,195
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 1,612,346	$ 1,070,245	$ 1,143,695
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 1,612,346	$ 1,070,245	$ 1,143,695
Net Debt	$ 1,401,546	$ 893,645	$ 485,895
Total Capitalization	$ 3,178,546	$ 2,622,245	$ 2,588,595
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	8,457	8,457	9,560
Weighted Average Exercise Price	$ 36.31	$ 36.31	$ 34.06

Income Statement and Cashflow Data

	LTM	Fiscal Years Ended		
	31-Mar-07	30-Dec-06	31-Dec-05	01-Jan-05
Income Statement				
Revenue	$ 4,112,000	$ 4,018,600	$ 3,285,300	$ 2,997,400
Other Revenue	-	-	-	-
Total Revenue	4,112,000	4,018,600	3,285,300	2,997,400
Cost of Revenue	2,586,100	2,537,100	2,104,000	1,893,800
Gross Profit	1,525,900	1,481,500	1,181,300	1,103,600
Selling, General & Administrative	975,400	955,200	736,800	691,300
Other Operating	-	-	-	-
Operating Income	550,500	526,300	444,500	412,300
Income / (Loss) from Affiliates	-	-	-	-
Interest Income / (Expense), net	(69,500)	(64,900)	(33,800)	(34,400)
Other Income / (Expense), net	(54,100)	(57,500)	(47,900)	(46,000)
Pre-tax Income	426,900	403,900	362,800	331,900
Taxes	88,600	76,400	86,500	87,300
After-tax Income	338,300	327,500	276,300	244,600
Minority Interest	-	-	-	-
Normalized Net Income	338,300	327,500	276,300	244,600
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 338,300	$ 327,500	$ 276,300	$ 244,600
Cashflow				
Stock Based Compensation	$ 20,200	$ 8,900	$ 3,400	$ -
Normalized EBIT	$ 570,700	$ 535,200	$ 447,900	$ 412,300
Depreciation & Amortization	$ 128,000	$ 121,100	$ 96,200	$ 92,000
Normalized EBITDA	$ 698,700	$ 656,300	$ 544,100	$ 504,300
CAPEX, net	$ 60,300	$ 48,600	$ 64,700	$ 51,800
Norm. EBITDA - CAPEX, net	$ 638,400	$ 607,700	$ 479,400	$ 452,500
Periodic Pension Expense	$ 15,700	$ 20,800	$ 15,100	$ 10,700
Normalized EBITDAP	$ 714,400	$ 677,100	$ 559,200	$ 515,000
GAAP Operating Cash Flow	$ 447,700	$ 439,100	$ 362,300	$ 371,500
CAPEX, net to Revenue	1.5%	1.2%	2.0%	1.7%
Working Capital to Revenue	10.8%	9.6%	28.9%	
EPS Calculations				
Basic Rptd Wgt Avg Shrs Out (thous)	81,856	81,866	83,347	82,058
Normalized Basic EPS	$ 4.13	$ 4.00	$ 3.32	$ 2.98
Reported Basic EPS	$ 3.90	$ 3.54	$ 3.23	$ 4.47
Diluted Rptd Wgt Avg Shrs Out (thous)	83,697	83,704	85,406	84,244
Normalized Diluted EPS	$ 4.04	$ 3.91	$ 3.24	$ 2.90
Reported Diluted EPS	$ 3.82	$ 3.46	$ 3.16	$ 4.36

Notes

- Acquired SecurityCo. for $545 million in December 2006 (closed Jan 16, 2007) and a sub of the company acquired a 67% stake of Besco Pneumatic Corp. for $42 million in July 2006. New $500 million bridge facility entered into on 1/8/07
- Dec '06 numbers are pro forma to include the $545 mm acquisition and new credit facility. Capex includes capitalized software
- In January 2006, the Company completed the acquisition of Facom S.A. for 407 million euros (entered into Dec 2005)
- During 2006, completed three bolt-on acquisitions for a combined purchase price of $22 million
- Organic growth in sales in 2006 only 1% (acquisitions contributed 21%)
- Restructuring in 2006 due to unfavorable impact of $22 million in non-cash inventory step-up charges from an acquisition
- FY2006 Sales - 68% America, 27% Europe, 5% Asia
- November 2005 issued $450 million in junior subordinated debt securities to fund acquisitions
- Discontinued operations in FY2006 represents loss from sale of U.K. paint decorator tool business in March 2006
- In March 2007 offered follow-on equity offering of $300 mm and straight debt offering of $200 mm

Normalized Reconciliation

	31-Mar-07	30-Dec-06	31-Dec-05	01-Jan-05
Restructuring/Goodwill Impairment	$ (14,500)	$ (36,800)	$ (4,600)	$ (7,700)
Other Unusual (Expense) Gain Items	(4,000)	-	-	-
Tax Shelter (Charge) on Unusual Items	-	-	-	-
Unusual (Exp) Gain Items, net of Taxes	(18,500)	(36,800)	(4,600)	(7,700)
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	(400)	(1,200)	(2,100)	130,000
Total Recurring Items, net of Taxes	$ (18,900)	$ (38,000)	$ (6,700)	$ 122,300
Reported Income Tax (Benefit)	$ 88,600	$ 76,400	$ 86,500	$ 87,300
Reported Net Income (Loss)	$ 319,400	$ 289,500	$ 269,600	$ 366,900

Sources of information: SEC Edgar Filings, Reuters & PT email via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Fiskars Oyj Overview

($ in thousands, except per share)

Company Information

Fiskars Oyj (HLSE - HLSE:FISAS)	Market Data as of Jun 11, 2007					Shareholder Data	
Mannerheimintie 14A, Helsinki, FIN-00101, Finland	Closing price	$	17.50	52 Week Low - High Close	$10.77 - $18.21	Institutional Holders	0.0%
	Market Value (MV)	$	1,354,020	Shares Outs. (thous)	77,382	Insider Holders	0.0%
www.fiskars.fi	Enterprise Value (EV)	$	1,557,784	Avg. Daily Vol. (thous)	20		

Company Description

Fiskars Oyj Abp, through its subsidiaries, engages in manufacture, distribution, and sale of consumer products worldwide. It operates in four segments: Fiskars Brands, Inha Works, Real Estate Holdings, and Investments Holdings. The Fiskars Brands segment markets various hobby, craft, and paperwork products for school, home, and office; garden and outdoor living products, including cutting tools, landscape tools, maintenance tools, watering products, and gardening accessories; outdoor recreation products, such as hunting, fishing, hiking, fire and rescue, camping, and everyday use equipment; housewares products that include cutlery, cookware, kitchen utensils, knives, and scissors in various versions; and consumer electronics products, which comprise power blockers, surge protectors, adapters, switches, uninterrupted power supplies, and audio and video cables. The Inha Works segment designs, manufactures, and markets aluminum boats and hinges primarily in the Nordic countries and the Baltic Sea region. It also offers forged products, including rail fasteners. The Real Estate Holdings segment engages in the management of approximately 15,000 hectares of real estate property, such as buildings, commercial and natural forest, and approximately hundred lakes. The company has investments in the Wartsila Corporation, a ship power supplier, which provides solutions for decentralized power generation and of supporting services. Fiskars Oyj was founded in 1649 and is based in Helsinki, Finland.

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	12.6x	2.13x	9.3x	
CY07	16.6x	2.07x	12.2x	
CY08	14.4x	1.99x	11.5x	
CY09	12.8x	1.94x	11.9x	
Consensus Estimates (No. Est.):				
CY07	$1.05 (3)	$751,722 (3)	$127,290 (3)	16.9%
CY08	$1.21 (3)	$783,841 (3)	$135,150 (3)	17.2%
CY09	$1.37 (2)	$801,918 (2)	$130,687 (2)	16.3%

Valuation Multiple Graphs

EV / Revenue
1.43x
1.72x
2.06x
2.06x
2.13x
31-Dec-04
31-Dec-05
31-Dec-06
31-Mar-07
11-Jun-07

EV / EBITDA
10.0x
9.8x
9.2x
9.0x
9.0x
9.3x
31-Dec-04
31-Dec-05
31-Dec-06
31-Mar-07
11-Jun-07

Historical Share Price & Volume (thous)

$20.00
$15.00
$10.00
$5.00
$-
700
600
500
400
300
200
100
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

One Year Relative Performance -- HLSE:FISAS 48.9% vs. Russell 3000 Index 20.0% Beta -- 0.54621

Financial Summary with Growth and Margin Analysis

	As of & LTM		As of & Fiscal Years Ended				
Income and Cash flow	**31-Mar-07**		**31-Dec-06**		**31-Dec-05**		**31-Dec-04**
Revenue	$ 729,901	$	712,582	$	679,278	$	753,480
Gross Profit	$ 221,675	$	212,483	$	198,361	$	236,462
Normalized EBITDA	$ 166,922	$	163,725	$	132,818	$	136,948
Normalized EBIT	$ 130,554	$	125,624	$	81,130	$	105,509
Normalized NI to Common	$ 107,240	$	104,043	$	59,016	$	73,803
Normalized Diluted EPS	$ 1.39	$	1.34	$	0.76	$	0.95
Full Time Employees	na		3,003		-		-
Balance Sheet							
Working Capital	$ 165,856	$	163,592	$	142,943		
Cash & Mkt Securities	$ 13,322	$	59,815	$	28,908		
Total Debt	$ 217,085	$	208,959	$	231,495		
Common Equity	$ 520,749	$	561,913	$	536,468		
Total Assets	$ 921,601	$	942,117	$	936,122		
Margins							
Gross Margin	30.4%		29.8%		29.2%		31.4%
Normalized EBITDA	22.9%		23.0%		19.6%		18.2%
Normalized EBIT	17.9%		17.6%		11.9%		14.0%
Normalized NI to Common	14.7%		14.6%		8.7%		9.8%
Growth							
Revenue	2.4%		4.9%		-9.8%		
Normalized EBITDA	2.0%		23.3%		-3.0%		
Normalized EBIT	3.9%		54.8%		-23.1%		
Normalized NI to Common	3.1%		76.3%		-20.0%		
Normalized Diluted EPS	3.7%		76.3%		-20.0%		
Common Equity	-7.3%		4.7%				

Sources of information: SEC Edgar filings, Reuters & FT accessed via Capital IQ

Financial Analysis

Effectiveness and Efficiency	31-Mar-07	31-Dec-06	31-Dec-05
Asset Turnover	0.8x	0.8x	0.7x
Days Sales Outstanding	70.1	61.1	65.9
Days Inventory Outstanding	111.3	118.6	130.7
Days Payable Outstanding	43.1	38.4	39.9
Normalized Return on Avg Assets	11.5%	11.1%	na
Normalized Return on Avg Common Equity	19.8%	18.9%	na
Financial Strength			
Current Ratio	2.0	2.0	1.8
Debt, PS & UPL / Total Capitalization	29.4%	27.1%	30.1%
Debt, PS & UPL / TIC	13.8%	13.3%	14.7%
Debt / EBITDA	1.2x	1.2x	1.6x
Debt / EBITDA-CAPEX	1.4x	1.4x	2.0x
EBITDA / Interest Expense	28.5x	27.9x	10.5x
EBITDA-CAPEX / Interest Expense	25.3x	24.8x	8.8x

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Fiskars Oyj Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of 31-Mar-07	As of 31-Dec-06	As of 31-Dec-05
Assets			
Cash & Mkt Securities	$ 13,322	$ 59,815	$ 28,908
Accounts Receivable	164,657	115,766	122,694
Inventory	157,330	152,668	172,251
Other Current Assets	1,066	1,066	1,465
Total Current Assets	336,375	329,315	325,318
PPE, net	178,112	178,112	187,571
Intangibles, net	53,687	55,419	35,036
Long Term Investments	306,401	327,183	317,059
Other Assets	47,026	52,088	71,138
Total Assets	$ 921,601	$ 942,117	$ 936,122
Liabilities & Equity			
Accounts Payable	$ 67,675	$ 52,488	$ 52,621
Accrued Expenses	67,675	67,675	68,474
Short Term Debt & Capital Leases	25,977	34,770	49,557
Other Current Liabilities	9,192	10,791	11,723
Total Current Liabilities	170,519	165,723	182,375
Other LT Liabilities	49,157	50,223	47,825
Long Term Debt	181,176	164,258	169,453
Long Term Capital Leases	-	-	-
Minority Interest	-	-	-
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	400,853	380,204	399,654
Common Equity	520,749	561,913	536,468
Total Liabilities & Equity	$ 921,601	$ 942,117	$ 936,122
Per Share			
Common Shares Outstanding (thous)	77,382	77,382	77,382
Cash Value per Common Share	$ 0.17	$ 0.77	$ 0.37
Common Book Value per Share	$ 6.73	$ 7.26	$ 6.93
Common Tangible Book Value per Share	$ 6.04	$ 6.55	$ 6.48
Capitalization			
Debt	$ 207,154	$ 199,028	$ 219,010
Unfunded Pension Liability, Net of Taxes	$ 9,931	$ 9,931	$ 12,485
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 217,085	$ 208,959	$ 231,495
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 217,085	$ 208,959	$ 231,495
Net Debt	$ 203,763	$ 149,144	$ 202,587
Total Capitalization	$ 737,834	$ 770,872	$ 767,964
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	na	na	na
Weighted Average Exercise Price	na	na	na

Income Statement and Cashflow Data

	LTM 31-Mar-07	Fiscal Years Ended 31-Dec-06	31-Dec-05	31-Dec-04
Income Statement				
Revenue	$ 729,901	$ 712,582	$ 679,278	$ 753,480
Other Revenue	-	-	-	-
Total Revenue	729,901	712,582	679,278	753,480
Cost of Revenue	508,226	500,100	480,917	517,019
Gross Profit	221,675	212,483	198,361	236,462
Selling, General & Administrative	160,394	157,464	148,138	161,860
Other Operating	6,261	7,460	7,194	4,663
Operating Income	55,019	47,559	43,029	69,939
Income / (Loss) from Affiliates	75,535	78,066	38,100	35,569
Interest Income / (Expense), net	(5,862)	(5,862)	(12,656)	(9,725)
Other Income / (Expense), net	(2,664)	(2,664)	266	(1,732)
Pre-tax Income	122,028	117,099	68,740	94,052
Taxes	14,787	13,055	9,725	20,249
After-tax Income	107,240	104,043	59,016	73,803
Minority Interest	-	-	-	-
Normalized Net Income	107,240	104,043	59,016	73,803
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 107,240	$ 104,043	$ 59,016	$ 73,803
Local Currency per US $	$ 0.75	$ 0.75	$ 0.75	$ 0.75
Cashflow				
Stock Based Compensation	$ -	$ -	$ -	$ -
Normalized EBIT	$ 130,554	$ 125,624	$ 81,130	$ 105,509
Depreciation & Amortization	$ 36,368	$ 38,100	$ 51,689	$ 31,439
Normalized EBITDA	$ 166,922	$ 163,725	$ 132,818	$ 136,948
CAPEX, net	$ 18,650	$ 18,517	$ 21,182	$ 22,780
Norm. EBITDA - CAPEX, net	$ 148,272	$ 145,208	$ 111,637	$ 114,168
Periodic Pension Expense	$ (1,332)	$ (1,332)	$ 3,464	$ (1,599)
Normalized EBITDAP	$ 165,590	$ 162,398	$ 136,282	$ 136,948
GAAP Operating Cash Flow	$ 125,225	$ 131,886	$ 78,066	$ 117,365
CAPEX, net to Revenue	2.6%	2.6%	3.1%	3.0%
Working Capital to Revenue	22.7%	23.0%	21.0%	
EPS Calculations				
Basic Rptd Wgt Avg Shrs Out (thous)	77,382	77,382	77,382	77,382
Normalized Basic EPS	$ 1.39	$ 1.34	$ 0.76	$ 0.96
Reported Basic EPS	$ 1.45	$ 1.41	$ 1.07	$ 0.94
Diluted Rptd Wgt Avg Shrs Out (thous)	77,382	77,382	77,382	77,382
Normalized Diluted EPS	$ 1.39	$ 1.34	$ 0.76	$ 0.96
Reported Diluted EPS	$ 1.45	$ 1.41	$ 1.07	$ 0.94

Notes

- 47.7% of sales from Europe and 44.1% from U.S. with rest elsewhere
- Discontinued operations in 2006 is Power Sentry Operations divested in 2006
- Acquired Swedish Silva Group in August 2006
- Other unusual gain in 2005 is mostly due to gain on sale of Wartsila shares, an associated company
- March quarter numbers are sourced from Interim Information Interim Report. Certain balance sheet items (including other current assets and accrued expenses) are estimated based on December year end numbers
- Acquired Leborgne S.A.S. on 5/21/07 (financial terms of deal undisclosed)

Normalized Reconciliation

	LTM 31-Mar-07	31-Dec-06	31-Dec-05	31-Dec-04
Restructuring/Goodwill Impairment	$ (14,121)	$ (14,121)	$ (52,888)	$ (1,998)
Other Unusual (Expense) Gain Items	(933)	(933)	71,405	7,993
Tax Shelter (Charge) on Unusual Items	-	-	-	-
Unusual (Exp) Gain Items, net of Taxes	(15,054)	(15,054)	18,517	5,995
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	20,024	20,249	5,196	(7,061)
Total Reconciling Items, net of Taxes	$ 4,970	$ 5,196	$ 23,713	$ (1,066)
Reported Income Tax (Benefit)	$ 14,787	$ 13,055	$ 9,725	$ 20,249
Reported Net Income (Loss)	$ 112,211	$ 109,239	$ 82,728	$ 72,737

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Company Information

L.S. Starrett Co. (NYSE - SCX)	Market Data as of Jun 11, 2007					Shareholder Data	
121 Crescent Street, Athol,	Closing price	$	15.91	52 Week Low - High Close	$12.46 - $19.23	Institutional Holders	41.4%
Massachusetts, 01331-1915, United	Market Value (MV)	$	105,558	Shares Outs. (thous)	6,633	Insider Holders	0.5%
www.starrett.com	Enterprise Value (EV)	$	88,602	Avg. Daily Vol. (thous)	10		

Company Description

The L.S. Starrett Company, together with its subsidiaries, engages in the manufacture and sale of industrial, professional, and consumer products worldwide. It primarily offers hand measuring tools, precision tools and instruments, electronic gages, dial indicators, gage blocks, granite surface plates, vision systems, optical measuring projectors, tape measures, levels, chalk products, squares, band saw blades, hole saws, hacksaw blades, jig saw blades, reciprocating saw blades, M1 lubricant, and precision ground flat stock and drill rod. The L.S. Starrett Company markets its products through distributors primarily to companies in the metalworking industry, automotive, aviation, marine, and farm equipment shops, and do-it-yourselfers and tradesmen, such as builders, carpenters, plumbers, and electricians. The company was founded in 1880 and is based in Athol, Massachusetts.

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	49.7x	0.41x	6.0x	
CY07	na	na	na	
CY08	na	na	na	
CY09	na	na	na	
Consensus Estimates (No. Est.):				
CY07	na	na	na	na
CY08	na	na	na	na
CY09	na	na	na	na

Valuation Multiple Graphs

EV/Revenue
0.40x
0.45x
0.43x
0.50x
0.41x
26-Jun-04
25-Jun-05
24-Jun-06
24-Mar-07
11-Jun-07

EV/EBITDA
7.7x
6.7x
15.5x
7.3x
6.0x

Historical Share Price & Volume (thous)

$25.00
$20.00
$15.00
$10.00
$5.00
$-
100
80
60
40
20
-
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

One Year Relative Performance -- SCX 19.6% vs. Russell 3000 Index 20.0% Beta — 1.07127

Financial Summary with Growth and Margin Analysis

	As of & LTM	As of & Fiscal Years Ended		
Income and Cash Flow	24-Mar-07	24-Jun-06	25-Jun-05	26-Jun-04
Revenue	$ 215,065	$ 200,916	$ 195,909	$ 179,996
Gross Profit	$ 59,452	$ 47,782	$ 53,745	$ 46,493
Normalized EBITDA	$ 14,799	$ 5,561	$ 13,074	$ 9,463
Normalized EBIT	$ 4,142	$ (4,604)	$ 2,771	$ (1,417)
Normalized NI to Common	$ 2,161	$ (2,682)	$ 1,235	$ 848
Normalized Diluted EPS	$ 0.32	$ (0.40)	$ 0.19	$ 0.13
Full Time Employees	na	2,129	2,219	2,050
Balance Sheet				
Working Capital	$ 93,894	$ 88,236	$ 105,301	
Cash & Mkt Securities	$ 28,510	$ 23,400	$ 33,106	
Total Debt	$ 11,554	$ 11,761	$ 7,933	
Common Equity	$ 169,548	$ 165,242	$ 168,426	
Total Assets	$ 231,309	$ 228,082	$ 224,114	
Margins				
Gross Margin	27.6%	23.8%	27.4%	25.8%
Normalized EBITDA	6.9%	2.8%	6.7%	5.3%
Normalized EBIT	1.9%	-2.3%	1.4%	-0.8%
Normalized NI to Common	1.0%	-1.3%	0.6%	0.5%
Growth				
Revenue	7.0%	2.6%	8.8%	
Normalized EBITDA	166.1%	-57.5%	38.2%	
Normalized EBIT	na	-266.1%	na	
Normalized NI to Common	na	-317.2%	45.6%	
Normalized Diluted EPS	na	-310.5%	46.2%	
Common Equity	2.6%	-1.9%		

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

Financial Analysis

Effectiveness and Efficiency	24-Mar-07	24-Jun-06	25-Jun-05
Asset Turnover	0.9x	0.9x	0.9x
Days Sales Outstanding	55.9	56.7	57.1
Days Inventory Outstanding	129.8	134.6	146.3
Days Payable Outstanding	24.3	34.1	33.1
Normalized Return on Avg Assets	0.9%	-1.2%	na
Normalized Return on Avg Common Equity	1.3%	-1.6%	na
Financial Strength			
Current Ratio	3.9	3.8	5.2
Debt, PS & UPL / Total Capitalization	6.4%	6.6%	4.5%
Debt, PS & UPL / TIC	9.9%	10.0%	6.8%
Debt / EBITDA	1.2x	3.3x	0.5x
Debt / EBITDA-CAPEX	1.9x	na	1.1x
EBITDA / Interest Expense	26.4x	44.5x	na
EBITDA-CAPEX / Interest Expense	17.1x	na	na

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

LS Starrett Co. Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of 24-Mar-07	As of 24-Jun-06	25-Jun-05
Assets			
Cash & Mkt Securities	$ 28,510	$ 23,400	$ 33,106
Accounts Receivable	34,072	31,768	30,627
Inventory	54,717	55,978	56,983
Other Current Assets	8,457	8,238	9,820
Total Current Assets	125,756	119,384	130,536
PPE, net	60,046	60,091	60,774
Intangibles, net	9,588	12,462	-
Long Term Investments	-	-	-
Other Assets	35,919	36,145	32,804
Total Assets	$ 231,309	$ 228,082	$ 224,114
Liabilities & Equity			
Accounts Payable	$ 5,000	$ 15,744	$ 12,905
Accrued Expenses	14,385	4,849	4,596
Short Term Debt & Capital Leases	7,078	5,119	3,772
Other Current Liabilities	5,399	5,436	3,962
Total Current Liabilities	31,862	31,148	25,235
Other LT Liabilities	19,016	18,638	27,568
Long Term Debt	10,888	13,054	2,885
Long Term Capital Leases	-	-	-
Minority Interest	-	-	-
Preferred Stock	-	-	-
Total Liabilities & Pref Stock	61,766	62,840	55,688
Common Equity	169,543	165,242	168,426
Total Liabilities & Equity	$ 231,309	$ 228,082	$ 224,114
Per Share			
Common Shares Outstanding (thous)	6,663	6,669	6,664
Cash Value per Common Share	$ 4.28	$ 3.51	$ 4.97
Common Book Value per Share	$ 25.45	$ 24.78	$ 25.27
Common Tangible Book Value per Share	$ 24.01	$ 22.91	$ 25.27
Capitalization			
Debt	$ 17,966	$ 18,173	$ 6,657
Unfunded Pension Liability, Net of Taxes	$ (6,412)	$ (6,412)	$ 1,276
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$ 11,554	$ 11,761	$ 7,933
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$ 11,554	$ 11,761	$ 7,933
Net Debt	$ (16,956)	$ (11,639)	$ (25,173)
Total Capitalization	$ 181,097	$ 177,003	$ 176,359
Options and Warrants			
Number of Options & Warrants Outstanding (thous)	na	na	na
Weighted Average Exercise Price	na	na	na

Notes

- Acquired Tru-Stone Technologies for $19.6 million in April 2006 (partially financed under new $12 million credit facility)
- Other unusual gain is from sale of real estate in 2006 and 2005
- Restructuring expense in 2006 and LTM due to $0.3 million related to acquisition of Tru-Stone and $0.8 million related to relocation of Evans Division and severance costs
- As of June 24, 2006, revenue is 62% from North America, 16% from UK, 27% from Brazil (excludes eliminations)
- Unfunded pension liability and periodic pension expense also includes unfunded portion and periodic expenses related to defined benefit post-retirement health care plans

Income Statement and Cash Flow Data

	LTM 24-Mar-07	Fiscal Years Ended 24-Jun-06	25-Jun-05	26-Jun-04
Income Statement				
Revenue	$ 215,066	$ 200,916	$ 195,909	$ 179,996
Other Revenue	-	-	-	-
Total Revenue	215,065	200,916	195,909	179,996
Cost of Revenue	155,613	153,134	142,164	133,503
Gross Profit	59,452	47,782	53,745	46,493
Selling, General & Administrative	55,310	52,386	50,974	47,910
Other Operating	-	-	-	-
Operating Income	4,142	(4,604)	2,771	(1,417)
Income / (Loss) from Affiliates	-	-	-	-
Interest Income / (Expense), net	(560)	(125)	107	(301)
Other Income / (Expense), net	(1,603)	(1,085)	(459)	31
Pre-tax Income	1,979	(5,814)	2,419	(1,687)
Taxes	(182)	(3,132)	1,184	(2,535)
After-tax Income	2,161	(2,682)	1,235	848
Minority Interest	-	-	-	-
Normalized Net Income	2,161	(2,682)	1,235	848
Preferred Dividends	-	-	-	-
Normalized NI to Common	$ 2,161	$ (2,682)	$ 1,235	$ 848
Cashflow				
Stock Based Compensation	$ -	$ -	$ -	$ -
Normalized EBIT	$ 4,142	$ (4,604)	$ 2,771	$ (1,417)
Depreciation & Amortization	$ 10,657	$ 10,165	$ 10,303	$ 10,880
Normalized EBITDA	$ 14,799	$ 5,561	$ 13,074	$ 9,463
CAPEX, net	$ 5,200	$ 6,476	$ 6,848	$ 6,346
Norm. EBITDA - CAPEX, net	$ 9,599	$ (915)	$ 6,226	$ 3,118
Periodic Pension Expense	$ (198)	$ 1,081	$ (149)	$ 1,166
Normalized EBITDAP	$ 14,601	$ 6,642	$ 12,925	$ 10,629
GAAP Operating Cash Flow	$ 15,050	$ 8,456	$ 2,548	$ 18,399
CAPEX, net to Revenue	2.4%	3.2%	3.5%	3.5%
Working Capital to Revenue	43.7%	43.9%	53.7%	
EPS Calculations				
Basic Rptd Wgt. Avg Shrs Out (thous)	6,675	6,664	6,647	6,649
Normalized Basic EPS	$ 0.32	$ (0.40)	$ 0.19	$ 0.13
Reported Basic EPS	$ 0.31	$ (0.57)	$ 0.61	$ (0.35)
Diluted Rptd Wgt. Avg Shrs Out (thous)	6,681	6,664	6,660	6,649
Normalized Diluted EPS	$ 0.32	$ (0.40)	$ 0.19	$ 0.13
Reported Diluted EPS	$ 0.31	$ (0.57)	$ 0.60	$ (0.35)

Normalized Reconciliation

	LTM 24-Mar-07	24-Jun-06	25-Jun-05	26-Jun-04
Restructuring/Goodwill Impairment	$ (1,400)	$ (1,100)	$ -	$ (3,200)
Other Unusual (Expense) Gain Items	1,299	-	2,794	-
Tax Shelter (Charge) on Unusual Items	-	-	-	-
Unusual (Exp) Gain Items, net of Taxes	(101)	(1,100)	2,794	(3,200)
Accounting Changes, net of Taxes	-	-	-	-
Discontinued Operations, net of Taxes	-	-	-	-
Total Reconciling Items, net of Taxes	$ (101)	$ (1,100)	$ 2,794	$ (3,200)
Reported Income Tax (Benefit)	$ (182)	$ (3,132)	$ 1,184	$ (2,535)
Reported Net Income (Loss)	$ 2,060	$ (3,782)	$ 4,029	$ (2,352)

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Leeport Holdings Ltd. Overview ($ in thousands, except per share)

Company Information

Leeport Holdings Ltd. (SEHK - SEHK:387)	Market Data as of Jun 11, 2007					Shareholder Data	
1 Floor Block 1 Golden Dragon	Closing price	$	0.19	52 Week Low - High Close	$0.16 - $0.22	Institutional Holders	0.0%
Industrial Centre, 152-160 Tai Lin Pai	Market Value (MV)	$	39,158	Shares Outs. (thous)	206,758	Insider Holders	0.0%
www.leeport.com.hk	Enterprise Value (EV)	$	46,789	Avg. Daily Vol. (thous)	181		

Company Description

Leeport (Holdings) Limited, through its subsidiaries, engages in the trading, installation, and provision of after-sales service of metalworking machinery, measuring instruments, cutting tools, and electronic equipment. Its products include metal cutting machinery, metal forming machinery, plastic machinery, measuring instruments, cutting tools, lubricants, polishing materials, cutting and power tools, electronic equipment, prototyping equipment, and education training machinery and software, as well as EDM, wire cut, and manual cutting machinery. The company also offers product design, prototype fabrication, and part manufacturing services, and product sourcing and consultancy services. It has operations primarily in the People's Republic of China, Hong Kong, southeast Asia, and Singapore. The company was founded in 1967 and is headquartered in Kwai Chung, Hong Kong.

Valuation Analysis

	Dil. EPS	Revenue	EBITDA	EBITDA %
Multiples (SP & EV):				
LTM	9.5x	0.42x	6.4x	
CY07	4.1x	0.39x	4.3x	
CY08	na	na	na	
CY09	na	na	na	
Consensus Estimates (No. Est.):				
CY07	$0.05 (1)	$120,251 (1)	$10,848 (1)	9.0%
CY08	na	na	na	na
CY09	na	na	na	na

Valuation Multiple Graphs

EV/Revenue
0.8x
0.7x
0.6x
0.5x
0.4x
0.3x
0.2x
0.1x
-
0.36x
0.45x
0.70x
0.50x
0.42x
31-Dec-03
31-Dec-04
31-Dec-05
31-Dec-06
11-Jun-07
EV/EBITDA
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
-
31-Dec-03
31-Dec-04
31-Dec-05
31-Dec-06
11-Jun-07

Historical Share Price & Volume (thous)

$0.25
$0.20
$0.15
$0.10
$0.05
$-
5,000
4,000
3,000
2,000
1,000
-
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

One Year Relative Performance — SEHK:387 -6.3% vs. Russell 3000 Index 20.0% Beta -- 0.41489

Financial Analysis

Effectiveness and Efficiency	31-Dec-06	31-Dec-05	31-Dec-04
Asset Turnover	1.4x	1.6x	1.7x
Days Sales Outstanding	93.2	92.5	89.6
Days Inventory Outstanding	81.8	71.5	55.8
Days Payable Outstanding	64.4	52.2	42.3
Normalized Return on Avg Assets	5.0%	10.0%	na
Normalized Return on Avg Common Equity	14.6%	27.2%	na
Financial Strength			
Current Ratio	1.3	1.3	1.5
Debt, PS & UPL / Total Capitalization	45.5%	52.4%	38.4%
Debt, PS & UPL / TIC	37.7%	46.1%	22.1%
Debt / EBITDA	3.3x	3.3x	2.2x
Debt / EBITDA-CAPEX	4.1x	4.7x	2.4x
EBITDA / Interest Expense	6.3x	12.2x	27.6x
EBITDA-CAPEX / Interest Expense	5.1x	8.5x	24.6x

Financial Summary with Growth and Margin Analysis

	As of & LPY		As of & Fiscal Years Ended				
Income and Cashflow	31-Dec-06		31-Dec-05		31-Dec-04		31-Dec-03
Revenue	$	112,725	$ 102,368	$	84,593	$	66,480
Gross Profit	$	24,213	$ 23,925	$	19,322	$	16,656
Normalized EBITDA	$	7,257	$ 8,938	$	6,578	$	5,518
Normalized EBIT	$	5,751	$ 8,081	$	5,762	$	4,691
Normalized NI to Common	$	3,948	$ 6,539	$	4,961	$	3,969
Normalized Diluted EPS	$	0.02	$ 0.03	$	0.02	$	0.02
Full Time Employees		na	na		-		-
Balance Sheet							
Working Capital	$	15,330	$ 13,985	$	13,380		
Cash & Mkt Securities	$	17,644	$ 13,174	$	10,135		
Total Debt	$	25,276	$ 30,644	$	15,147		
Common Equity	$	28,034	$ 26,051	$	21,994		
Total Assets	$	77,756	$ 79,112	$	51,174		
Margins							
Gross Margin		21.5%	23.4%		22.8%		25.1%
Normalized EBITDA		6.4%	8.7%		7.8%		8.3%
Normalized EBIT		5.1%	7.9%		6.8%		7.1%
Normalized NI to Common		3.5%	6.4%		5.9%		6.0%
Growth							
Revenue		10.1%	21.0%		27.2%		
Normalized EBITDA		-18.8%	35.9%		19.2%		
Normalized EBIT		-28.8%	40.2%		22.8%		
Normalized NI to Common		-39.6%	31.8%		25.0%		
Normalized Diluted EPS		-33.3%	50.0%		0.0%		
Common Equity		7.6%	18.4%				

Sources of information: SEC Edgar Filings, Reuters & FT.com all via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Leeport Holdings Ltd. Overview ...... Continued

($ in thousands, except per share)

Balance Sheet Data

	As of		As of		
	31-Dec-06		31-Dec-05		31-Dec-04
Assets					
Cash & Mkt Securities	$	17,644	$ 13,174	$	10,135
Accounts Receivable		26,429	31,140		20,757
Inventory		18,907	20,763		9,983
Other Current Assets		19	88		-
Total Current Assets		62,999	65,166		40,875
PPE, net		10,383	9,538		6,562
Intangibles, net		-	-		-
Long Term Investments		-	-		-
Other Assets		4,374	4,409		3,737
Total Assets	$	77,756	$ 79,112	$	51,174
Liabilities & Equity					
Accounts Payable	$	16,343	$ 14,869	$	7,573
Accrued Expenses		-	-		-
Short Term Debt & Capital Leases		24,267	29,684		14,271
Other Current Liabilities		7,059	6,628		5,651
Total Current Liabilities		47,669	51,181		27,495
Other LT Liabilities		1,044	919		808
Long Term Debt		-	-		-
Long Term Capital Leases		-	-		-
Minority Interests		1,009	960		876
Preferred Stock		-	-		-
Total Liabilities & Pref Stock		49,722	53,061		29,180
Common Equity		28,034	26,051		21,994
Total Liabilities & Equity	$	77,756	$ 79,112	$	51,174
Per Share					
Common Shares Outstanding (thous)		209,918	203,880		200,284
Cash Value per Common Share	$	0.08	$ 0.06	$	0.05
Common Book Value per Share	$	0.13	$ 0.13	$	0.11
Common Tangible Book Value per Share	$	0.13	$ 0.13	$	0.11
Capitalization					
Debt	$	24,267	$ 29,684	$	14,271
Unfunded Pension Liability, Net of Taxes	$	-	$ -	$	-
Debt & Preferred Stock & Pension Liabilities, Net of Tax	$	24,267	$ 29,684	$	14,271
Total Debt (Debt, Min. Int. & Pref. Stock & Pension)	$	25,276	$ 30,644	$	15,147
Net Debt	$	7,631	$ 17,470	$	5,012
Total Capitalization	$	53,309	$ 56,695	$	37,141
Options and Warrants					
Number of Options & Warrants Outstanding (thous)		na	na		na
Weighted Average Exercise Price		na	na		na

Notes

- Sales to China represented 53.1% to Hong Kong represented 34.6% and to Southeast Asia represented balance
- Leeport has a defined contribution pension plan only
- Cash includes restricted pledges used to secure banking facilities

Income Statement and Cashflow Data

	LFY		Fiscal Years Ended					
	31-Dec-06		31-Dec-05		31-Dec-04		31-Dec-03	
Income Statement								
Revenue	$	112,725	$	102,368	$	84,593	$	66,480
Other Revenue		-		-		-		-
Total Revenue		112,725		102,368		84,593		66,480
Cost of Revenue		88,512		78,444		65,271		49,824
Gross Profit		24,213		23,925		19,322		16,656
Selling, General & Administrative		20,264		18,197		15,275		13,461
Other Operating		(1,802)		(2,353)		(1,715)		(1,496)
Operating Income		5,751		8,081		5,762		4,691
Income / (Loss) from Affiliates		-		-		-		-
Interest Income / (Expense), net		(1,144)		(735)		(239)		(314)
Other Income / (Expense), net		(52)		44		-		-
Pre-tax Income		4,556		7,390		5,524		4,377
Taxes		560		690		412		381
After-tax Income		3,996		6,700		5,112		3,996
Minority Interest		(49)		(161)		(151)		(27)
Normalized Net Income		3,948		6,539		4,961		3,969
Preferred Dividends		-		-		-		-
Normalized NI to Common	$	3,948	$	6,539	$	4,961	$	3,969
Local Currency per US $	$	7.82	$	7.82	$	7.82	$	7.82
Cashflow								
Stock Based Compensation	$	-	$	-	$	-	$	-
Normalized EBIT	$	5,751	$	8,081	$	5,762	$	4,691
Depreciation & Amortization	$	1,505	$	857	$	816	$	828
Normalized EBITDA	$	7,257	$	8,938	$	6,578	$	5,518
CAPEX, net	$	1,391	$	2,682	$	712	$	676
Norm. EBITDA - CAPEX, net	$	5,866	$	6,257	$	5,866	$	4,843
Periodic Pension Expense	$	-	$	-	$	-	$	-
Normalized EBITDAP	$	7,257	$	8,938	$	6,578	$	5,518
GAAP Operating Cash Flow	$	4,773	$	588	$	6,803	$	2,483
CAPEX, net to Revenue		1.2%		2.6%		0.8%		1.0%
Working Capital to Revenue		13.6%		13.7%		15.8%		
EPS Calculations								
Basic Rptd Wgt Avg Shrs Out (thous)		205,319		203,088		200,001		178,137
Normalized Basic EPS	$	0.02	$	0.03	$	0.02	$	0.02
Reported Basic EPS	$	0.02	$	0.03	$	0.03	$	0.02
Diluted Rptd Wgt Avg Shrs Out (thous)		205,319		203,292		200,132		178,172
Normalized Diluted EPS	$	0.02	$	0.03	$	0.02	$	0.02
Reported Diluted EPS	$	0.02	$	0.03	$	0.03	$	0.02

Normalized Reconciliation

Restructuring/Goodwill Impairment	$	-	$	-	$	-	$	-
Other Unusual (Expense) Gain Items		-		-		597		-
Tax Shelter (Charge) on Unusual Items		-		-		-		-
Unusual (Exp) Gain Items, net of Taxes		-		-		597		-
Accounting Changes, net of Taxes		-		-		-		-
Discontinued Operations, net of Taxes		-		-		-		-
Total Reconciling Items, net of Taxes	$	-	$	-	$	597	$	-
Reported Income Tax (Benefit)	$	560	$	690	$	412	$	381
Reported Net Income (Loss)	$	3,948	$	6,539	$	5,559	$	3,969

Sources of information: SEC Edgar Filings, Reuters & PT consult via Capital IQ

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE TRANSACTION DATA

Transactions Review

($ in millions)

Date Annced./Closed	Target / Acquiror	Target Description	Notes	LTM Revenue	LTM EBITDA	LTM EBITDA Margin	Total Price Paid TPP (1)	Enterprise Value EV (2)	EV Multiple of Revenue	EV Multiple of EBITDA
25-May-07 TBD	Lamitec Tools AB *private* Swedish Saw Blades Holding AB *private*	Manufactures saw blades for cross-cutting timber, sawing chipboard panels, plywood, plastics and laminates and sells through agents and retailers in Europe.	Financials converted from SEK to USD using www.oanda.com.	$ 43.8	na	na	$ 1.64	$ 1.64	0.37x	na
14-May-07 TBD	Techtronic Industries Co. Ltd *SEHK:669* Platinum Securities Company Ltd. *on behalf of Cordless Industries, Inc*	Manufactures and trades electrical and electronic products including power tools and accessories, outdoor power equipment and floor care products.	69.59% stake. Includes discounted bills with recourse & transfer of pension liabilities at marginal tax rate in EV calculation. Converted from HKD to USD using www.oanda.com.	2,791.16	268.33	9.6%	756.85	1,296.17	0.46	4.8
21-Dec-06 TBD	Gardena Holding AG *private* Husqvarna AB *OM:HUSQ B*	Manufactures garden products/accessories including garden showers, oscillating sprinklers, sprinkler hoses, and circular sprinklers; lawn care products, such as lawnmowers, lawn rake/aerators, trimmers,	Includes transfer of interest bearing debt and pension liabilities in EV calculation. Converted from Euros to USD using www.oanda.com.	557.24	101.72	18.3%	414.83	964.40	1.73	9.5
11-Oct-06 11-Oct-06	Southern Saw Holdings, Inc. *private* Kasco Corp. *private*	Provides sharp edge products for the food, bakery, wood, and industrial industries. The company's products include bandsaw blades, grinder plates and knives, reciprocating blades, bandsaw frames, and cutlery/sharpeners.		18.50	na	na	14.00	14.00	0.76	na
19-Apr-06 21-Jun-06	Easy Gardener Products Ltd *AMEX:EZYPRA* Bayside Capital, Inc. *private*	Manufactures and markets consumer lawn and garden products. Its products includes weed preventative landscape fabrics, fertilizer spikes, decorative landscape edging, shade cloth, root feeders, and animal repellents.	Substantially all assets acquired through bankruptcy sale. Financials are LTM as of December 31, 2005.	86.33	9.57	11.1%	23.50	58.80	0.68	6.1
07-Apr-06 07-Apr-06	Acorn Products, Inc. *private* Ames True Temper Inc. *private*	Manufactures and markets non-powered lawn and garden tools including long handle tools.	EV includes long-term debt of $36.59 mm and tax-adjusted pension liabilities of $3.5 mm, less cash	84.50	5.80	6.9%	1.10	40.74	0.48	7.0
23-Mar-06 28-Jul-06	Spear & Jackson Inc. *OTCPK:SJCK* United Pacific Industries Ltd *SEHK:176*	Engages in the manufacture and distribution of a line of hand tools, lawn and garden tools, industrial magnets, and metrology tools.	61.78% stake acquired. Net debt is inclusive of pension liabilities, net of tax of $30.3m as of September 30, 2005.	98.94	3.02	3.1%	8.03	32.08	0.32	10.6
26-Aug-05 03-Oct-05	Horizon Distributors, Inc. *private* SCP Pool Corp. *NASDAQ: POOL*	Distributes turf irrigation products, outdoor power equipment and tools.	2005 sales are based on company projection at time of deal announcement	175.00	na	na	80.75	85.00	0.49	na

(1) Total Price Paid equals common equity value assuming 100% interest acquired.
(2) Enterprise Value equals Total Price Paid plus total debt, preferred stock, and minority interests, less cash

Sources of information: SEC Edgar Filings, Press Releases, Capital IQ, Mergerstat and Thomson Financial.

PROJECT SPADE

CONFIDENTIAL

APPENDIX – COMPARABLE TRANSACTION DATA